UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trinity Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1200 TRINITY DRIVE · LOS ALAMOS, NEW MEXICO 87544 · (505) 662-5171

April 22, 2005

Dear Shareholder:

On behalf of the Board of Directors and management of Trinity Capital Corporation, we cordially invite you to attend the Annual Meeting of Shareholders of Trinity Capital Corporation to be held at 6:30 p.m. on May 26, 2005, at the Hilltop House Hotel located at 400 Trinity Drive, Los Alamos, New Mexico.  The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting.  We have also enclosed a copy of our 2004 Annual Report to shareholders.  At the meeting we will report on operations and the outlook for the year ahead.

                The Board of Directors has nominated three persons to serve as directors, each of whom is an incumbent director. As you will recall, at the 2003 Annual Meeting, the shareholders adopted a staggered board, with only one-third of the directors being elected each year and serving for a three year term. We recommend you vote your shares “for” the director nominees.  Your Board of Directors has proposed the Trinity Capital Corporation 2005 Stock Incentive Plan and the Trinity Capital Corporation 2005 Deferred Income Plan, described herein and attached as Appendices A and B, respectively, and the Board of Directors recommends that you vote your shares “for” the plans. Our Audit Committee has selected, and we recommend that you ratify the selection of, Neff & Ricci LLP to serve as our independent public accountants for the year ending December 31, 2005.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, however, please complete, date, sign and return the enclosed proxy card in the enclosed envelope. This will assure that your shares are represented at the meeting.

We look forward to seeing and visiting with you at the meeting.

Very truly yours,

William C. Enloe
President and Chief Executive Officer

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.  WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING.  IF YOU DO, YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH.  YOU MAY REVOKE THE PROXY CARD AT ANY TIME PRIOR TO ITS EXERCISE.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

TO BE HELD MAY 26, 2005

TIME:	6:30 p.m. on Thursday, May 26, 2005

PLACE:	Hilltop House Hotel
400 Trinity Drive
Los Alamos, New Mexico

ITEMS OF BUSINESS:	1.	Election of three members to the Board of Directors;
	2.	Approval of the Trinity Capital Corporation 2005 Stock Incentive Plan;
	3.	Approval of the Trinity Capital Corporation 2005 Deferred Income Plan;
	4.	Ratification of the appointment of Neff & Ricci LLP as our independent public accountants for the year ending December 31, 2005; and
	5.	The transaction of such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

RECORD DATE:	You can vote if you were a shareholder of record on April 5, 2005.

ANNUAL REPORT:	Our 2004 Annual Report on Form 10-K, which is not a part of the proxy soliciting material, is enclosed. It is also available on-line at www.lanb.com/tcc/annual.asp

PROXY VOTING:

It is important that your shares are represented and voted at the Annual Meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying Proxy Statement.

POSTPONEMENT:

In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

Steve W. Wells

Secretary

April 22, 2005

2005 PROXY STATEMENT

This Proxy Statement is being furnished to shareholders of Trinity Capital Corporation (“Trinity”), a New Mexico corporation with its principal executive offices located in Los Alamos, New Mexico, in connection with the solicitation by our Board of Directors of proxies to be used at the 2005 Annual Meeting of Shareholders, which will be held on May 26, 2005, at the Hilltop House Hotel located at 400 Trinity Drive, Los Alamos, New Mexico at 6:30 p.m., or at any adjournments or postponements of the meeting.

Trinity is the holding company for Los Alamos National Bank, a national banking organization. We also own all of the common shares of Title Guaranty & Insurance Company, a New Mexico corporation and three special purpose business trusts, created for the sole purpose of issuing an aggregate of $22 million in trust preferred securities.  Our Annual Report on Form 10-K, including the consolidated financial statements for the year ended December 31, 2004, accompanies this Proxy Statement, which is first being mailed to shareholders on or about April 22, 2005.

ANNUAL MEETING

Purpose of Annual Meeting. The Annual Meeting is held to allow shareholders to act upon the matters outlined in the Notice of Annual Meeting of Shareholders, including the election of directors, approval of the Trinity Capital Corporation 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”), approval of the Trinity Capital Corporation 2005 Deferred Income Plan (the “2005 Deferred Income Plan”) and the ratification of Trinity’s independent auditors.  In addition, management will report on the performance of Trinity and respond to questions from shareholders.

Shareholders Entitled to Vote and Voting Rights. Shareholders of record as of the close of business on April 5, 2005, the record date for the Annual Meeting, will be entitled to vote their shares at the Annual Meeting. As of the record date, there were 6,603,873 shares of common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the shareholders at the Annual Meeting. Your proxy card(s) will state the number of shares held under each of your accounts. This Proxy Statement describes the matters that will be presented for consideration by the shareholders at the Annual Meeting.

How to Vote. Your vote is very important.  If you are the record holder of your shares, you may vote either by mail or in person at the meeting.  To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope.  No postage is required if mailed in the United States.  If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.  If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “for” all three nominees named in this Proxy Statement, “for” the 2005 Stock Incentive Plan presented, “for” the 2005 Deferred Income Plan presented, “for” the ratification of our auditors and in accordance with the judgment of the proxy holders on any other matter properly brought before the meeting and any adjournments and postponements of the meeting.

If your shares are held in the name of your broker (or what is usually referred to as “street name”) you should have received this Proxy Statement from your broker with instructions on how to direct your broker to vote your shares.  It will then be your broker’s responsibility to vote your shares in the manner you direct.  Please complete, sign and return the proxy card in the envelope provided by your broker.  Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as the adoption or amendment of a stock incentive plan or an amendment to our Articles of Incorporation, unless they have received voting instructions from the person for whom they are holding shares.  If there is a non-routine matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter.  This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.  We encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures.  This ensures that your shares will be voted at the meeting.

If you want to vote in person, please come to the meeting.  We will distribute written ballots to anyone who wants to vote at the meeting.  Please note, however, that if your shares are held in the name of your broker, you will need to arrange to obtain a legal proxy from your broker in order to vote in person at the meeting.  Even if you plan to attend the Annual Meeting, you should complete, sign and return your proxy card in advance of the Annual Meeting in case your plans change.

Director Nominees. The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee.  In the latter case, shares represented by proxies may be voted “for” substitute nominees.  Proxies cannot be voted for more than three nominees.  The Board of Directors has no reason to believe any nominee will be unable to stand for re-election.

Householding.  We have adopted a procedure approved by the SEC called “householding.”  Under this procedure, shareholders of record who have the same residential address or post office box and last name, or are reasonably believed by us to be members of the same family, will receive only one copy of our Notice of Annual Meeting, Proxy Statement and our Annual Report, unless one or more of these shareholders notifies us that they wish to continue to receive individual copies.  This procedure will reduce our printing costs and postage fees from duplicative mailings.

Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings and deposits.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting, Proxy Statement and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Trinity Capital Corporation Stock Representative at: 1200 Trinity Drive, Post Office 60, Los Alamos, New Mexico 87544, (505) 662-1036 or (800) 525-9634.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting, Proxy Statement and Annual Report, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Stock Representative as indicated above.  You may also find copies of these documents on our website at www.lanb.com/tcc.

If you have multiple accounts reflected in our stock transfer records and/or in accounts with brokers, you will receive one proxy card for each account.  Please complete, sign and return ALL proxy cards to ensure that all of your shares are voted.

Revocation of Proxies.  You can revoke your proxy at any time prior to the Annual Meeting by completing, signing and delivering a new proxy card or written notice of revocation to Trinity prior to the Annual Meeting or by voting in person at the Annual Meeting. If you vote in person, revoking a prior proxy, please inform the election judges of your revocation.  If you hold your shares in the name of your broker, and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

Required Vote.    A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the shareholder either:

•                       is present in person at the meeting; or

•                       has properly submitted a signed proxy card or other form of proxy.

On April 5, 2005, the record date, there were 6,603,873 shares of common stock issued and outstanding.  Therefore, at least 3,301,937 shares need to be present in person or by proxy at the Annual Meeting. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.  The following table sets forth the votes required for each item of business for the Annual Meeting:

Proposal 1: Election of Three Directors (Class II)

The three nominees for election as directors who receive the highest number of “FOR” votes will be elected as directors. This number is called a “plurality.” You may vote “for” or “withhold authority to vote for” each nominee for director. If you do not vote for a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your non-votes or withholding of authority and broker non-votes will not count as votes cast either for or against the nominee, but will count for purposes of determining whether or not a quorum is present on the matter.

Proposal 2: Approve the 2005 Stock Incentive Plan

Approval of the 2005 Stock Incentive Plan requires a majority of the votes cast in person or by proxy at the Annual Meeting to be voted “FOR” this Proposal. You may vote “for,” “against,” or “abstain” on the approval of the 2005 Stock Incentive Plan. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal, but will count for purposes of determining whether or not a quorum is present on the matter.

Proposal 3: Approve the 2005 Deferred Income Plan

Approval of the 2005 Deferred Income Plan requires a majority of the votes cast in person or by proxy at the Annual Meeting to be voted “FOR” this Proposal. You may vote “for,” “against,” or “abstain” on the approval of the 2005 Deferred Income Plan. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal, but will count for the purposes of determining whether or not a quorum is present on the matter.

Proposal 4: To Ratify the Appointment of Neff & Ricci LLP as our Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2005.

Ratification of the appointment of Neff & Ricci LLP as our independent registered public accountants for our fiscal year ending December 31, 2005 requires a majority of the votes cast in person or by proxy at the Annual Meeting be voted “FOR” this Proposal. You may vote “for,” “against,” or “abstain” on the ratification of Neff & Ricci. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal, but will count for purposes of determining whether or not a quorum is present on the matter.

If possible, we will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2005.

How does the Board recommend that I vote?  Our Board recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the approval of the 2005 Stock Incentive Plan, “FOR” the approval of the 2005 Deferred Income Plan, and “FOR” the ratification of Neff & Ricci LLP as Trinity’s independent registered public accountants for the 2005 fiscal year.

Voting on Other Matters.  When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting.  The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring your shares will be voted whether or not you attend the meeting.  If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

Cost of Proxy Solicitation. We will bear the cost of soliciting proxies.  In addition to solicitations by mail, our officers, directors or employees may solicit proxies in person or by telephone.  These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

List of Shareholders.  Pursuant to state law and the bylaws of Trinity, the names of the shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and the 10 days prior to the Annual Meeting, during regular business hours, at the Corporate Offices at: 1200 Trinity Drive, 3rd Floor, Los Alamos, New Mexico 87544.

Shareholder Account Maintenance.  Should you find any errors or changes that should be made in your shareholder account information, please provide Trinity’s Stock Representative with a written account of the changes that should be made at: 1200 Trinity Drive, Los Alamos, New Mexico 87544 or by e-mail at tcc@lanb.com.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 5, 2005, by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this Proxy Statement and by all directors and executive officers of Trinity as a group.  Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of securities within 60 days of April 5, 2005.  The address for the Los Alamos National Bank Employee Stock Ownership Plan (ESOP) is 1200 Trinity Drive, Los Alamos, New Mexico 87544.

Name of Individual or	Amount and Nature of	Percent
Number of Individuals in Group	Beneficial Ownership	of Class
Los Alamos National Bank ESOP	636,896(1)	9.64%(2)
George A. Cowan	848,648(3)	12.85%(2)
William C. Enloe	218,870(4)	3.23%(5)
Jeffrey F. Howell	8,128(6)	*(2)
Deborah U. Johnson	6,000(7)	*(2)
Jerry Kindsfather	124,700(8)	1.89%(2)
Arthur B. Montoya, Jr.	6,926(9)	*(2)
Lewis A. Muir	284,410(10)	4.31%(2)
Stanley D. Primak	8,866(11)	*(2)
Charles A. Slocomb	1,943(12)	*(2)
Steve W. Wells	132,129(13)	1.98%(14)
Robert P. Worcester	8,888(15)	*(2)
Daniel Bartholomew	10,105(16)	*(2)
All directors and executive officers as a group (12 persons)	1,659,613	24.23%(2)

*Indicates that the individual or entity owns less than one percent of our common stock.

(1)                      Of the 636,896 shares held by our ESOP, 563,549 are allocated or will be allocated in 2005 to the individual participants’ accounts and 73,347 are unallocated and unissued.

(2)                      Based upon 6,603,873 shares of common stock issued and outstanding at April 5, 2005.

(3)                      Of the 848,648 shares held by Dr. Cowan, 448,648 are held in the Cowan Revocable Trust, of which Dr. Cowan and his wife are the trustees and share voting and investment power, and 400,000 are held by the Delle Foundation, a non-profit corporation wholly owned by Dr. Cowan.

(4)                      Includes 1,580 shares over which Mr. Enloe shares voting and investment power with his spouse, 49,290 shares held by Mr. Enloe in our ESOP and 168,000 shares available to Mr. Enloe through the exercise of options over which shares he has no voting power and sole investment power.

(5)                      Based upon 6,771,873 shares of common stock issued and outstanding at April 5, 2005, which includes exercisable options beneficially owned by Mr. Enloe which are not yet issued and outstanding pursuant to Rule 13d-3.

(6)                      Of the 8,128 shares held by Ms. Howell, 1,000 are held as custodian for her minor child and 100 are held by her spouse.

(7)                      Ms. Johnson shares voting and investment power in 4,200 shares with her spouse. The remaining 1,800 shares are held by Ms. Johnson in her individual retirement account.

(8)                      Includes 114,292 shares, one-half of the 228,584 shares held by J&G Investments, in which Mr. Kindsfather is a 50% partner with shared voting and investment power.

(9)                      Dr. Montoya shares voting and investment power in 6,626 shares with his spouse. The remaining 300 shares are held by the Arthur B. Montoya, Jr., DDS Profit Sharing Plan over which Dr. Montoya shares voting and investment power.

(10)                Includes 279,002 shares held in the Lewis and Janice Muir Revocable Trust, of which Mr. Muir and his wife are the trustees and share voting and investment power and 5,008 shares over which his spouse has sole voting and investment power.

(11)                Includes 8,452 shares over which Mr. Primak shares voting and investment power with his spouse, 206 shares held in his individual retirement account and 208 shares held in the individual retirement account of his spouse.

(12)                Mr. Slocomb shares voting and investment power in such shares with his spouse.

(13)                Includes 36,053 shares Mr. Wells owns in our employee stock ownership plan, 12,705 shares held in his individual retirement account and 76,836 shares available to Mr. Wells through the exercise of options, over which shares he has no voting and sole investment power. This number includes 1,061 shares held by Mr. Wells’ spouse, obtained prior to marriage, and to which he has disclaimed any interest.

(14)                Based upon 6,680,709 shares of common stock issued and outstanding at April 5, 2005, which includes exercisable options beneficially owned by Mr. Wells which are not yet issued and outstanding pursuant to Rule 13d-3.

(15)                Mr. Worcester shares voting and investment power over such shares with his spouse.

(16)                Mr. Bartholomew owns 10,095 shares through our employee stock ownership plan, 10 shares in which Mr. Bartholomew shares voting and investment power with his wife and 100 shares are owned by Mr. Bartholomew’s father and will transfer upon death to Mr. Bartholomew.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required to furnish us with copies of all section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and, if appropriate, representations made by any reporting person concerning whether a form 5 was required to be filed for 2004, we are not aware of any failures to comply with the filing requirements of Section 16(a) during 2004, except as described below:

Arthur B. Montoya, Jr. and his wife purchased 250 shares on April 28, 2004. This purchase was reported on a Form 4 filed May 28, 2004.

The Cowan Revocable Trust gifted 100,000 shares on June 17, 2004. This transfer was first reported on a Form 4 filed on June 24, 2004. The Form 4 was amended by a Form 4A filed February 15, 2005 correcting the transaction code from Acquisition to Disposition of shares.

The Lewis A. and Janice P. Muir Revocable Trust dated May 17, 2004 purchased 3,500 shares on December 6, 2004. This purchase was reported on a Form 4 filed on March 18, 2005.

Jeffrey Howell purchased 100 shares for her spouse on May 27, 2004. This purchase was reported on a Form 4 filed on April 8, 2005.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors meets monthly and may schedule special meetings as needed.  During the year ended December 31, 2004, our Board of Directors held 12 meetings.  Each of our directors attended at least 85% of the total number of Board of Directors meetings held and meetings of the committees on which such directors served during 2004.  It is Trinity’s policy that all directors shall attend the Annual Meetings, except in the event of illness or other unanticipated conflicts.  Nine of the eleven directors then serving attended Trinity’s 2004 Annual Meeting on May 20, 2004.

It is Trinity’s policy that the Board of Directors consists of a majority of independent directors. Each of our directors, with the exception of Messrs. Enloe and Wells, who are employed by Trinity, are deemed to be “independent” as defined in the rules and regulations of the Nasdaq Stock Market, Inc. Executive sessions of non-management directors are held several times a year. These sessions are scheduled and chaired by the Chairman of the Board. Any non-management director can request the scheduling of an executive session.

The Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, among other committees. The table below provides membership and meeting information for each of these committees.

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
George A. Cowan
William C. Enloe (1)
Jeffrey F. Howell	X	(2)			X
Deborah U. Johnson			X		X
Jerry Kindsfather			X
Arthur B. Montoya, Jr.	X				X
Lewis A. Muir	X		X
Stanley D. Primak			X		X
Charles A. Slocomb	X
Steve W. Wells (1)
Robert P. Worcester	X		X	(2)	X	(2)

2004 Committee Meetings	4		3		1

(1)             Messrs. Enloe and Wells are Executive Officers and as such are not members of the Board Committees listed.

(2)              Committee Chair

                Audit Committee.  The members of the Audit Committee are Ms. Howell (Chair) and Messrs. Montoya, Muir, Slocomb, and Worcester, each of whom served on the Committee in 2004 and will continue in 2005.  Mr. Kindsfather served as a member from January to June of 2004. Each member of the Committee is deemed to be “independent” as such term is defined by Nasdaq and the rules and regulations promulgated by the Securities and Exchange Commission. The Board of Directors has determined that Ms. Howell qualifies and has appointed her to serve as the “audit committee financial expert” as defined in the rules and regulations of the Securities and Exchange Commission.  The Board based this decision on Ms. Howell’s extensive professional experience, as described in her biography on page 23 of this Proxy Statement.

                The Committee is responsible for the following:

•                  selection and retention of Trinity’s independent registered public accountants, approval of the services they will perform and review of the results, both with management and in executive session with the accountants;

•                  reviewing the performance of the independent registered public accountants;

•                  reviewing with management the systems of internal controls, including the adequacy and effectiveness of the systems of internal controls over financial reporting and any significant changes in internal controls over financial reporting, accounting practices and disclosure controls and procedures;

•                  reviewing annual and quarterly financial statements and other Company filings; and

•                  reviewing internal audit reports and associated controls.

The Committee has adopted a written charter, which can be found on Trinity’s website at www.lanb.com/tcc/management, setting forth the Committee’s duties and functions. The Audit Committee met four times in 2004.

                Compensation Committee.  The members of the Compensation Committee are Messrs. Worcester (Chair), Kindsfather, Primak, and Muir and Ms. Johnson, each of whom served on the Committee in 2004 and will continue in 2005. Each member of the Committee is deemed to be “independent” as such term is defined by Nasdaq, an “outside” director under Section 162(m) of the Internal Revenue Code of 1986 and a “non-employee” director pursuant to Section 16 under the Exchange Act.  The Committee is responsible for setting the compensation, pension, benefit and other human resource policies and programs for key management personnel of Trinity and Los Alamos National Bank.  The Committee has adopted a written charter, which can be found on Trinity’s website at www.lanb.com/tcc/management, which sets forth the Committee’s duties and functions. The Compensation Committee met three times in 2004.

                Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Messrs. Montoya, Primak, and Worcester (Chair), Ms. Johnson and Ms. Howell, each of whom served on the Committee in 2004 and will continue in 2005. Mr. Kindsfather served as a member from January to June 2004.  Each member of the Committee is “independent” as such term is defined by Nasdaq and the rules and regulations promulgated by the Securities and Exchange Commission.  The purpose of the Committee is to evaluate and recommend to the Board of Directors nominees for consideration by Trinity’s shareholders to serve as directors and to review and analyze the corporate governance policies and practices of Trinity, including Trinity’s Code of Business Conduct and Business Ethics which may be found on Trinity’s website at www.lanb.com/tcc/management. Any amendments or waivers to the Code of Business Conduct and Business Ethics will be posted at the same location on Trinity’s website. The Committee has adopted a written charter, which can be found on Trinity’s website at www.lanb.com/tcc/management, setting forth the Committee’s duties and functions. The Nominating and Corporate Governance Committee met once in 2004.

                Director Nominations and Qualifications. The Nominating and Corporate Governance Committee follows the procedures contained in Trinity’s bylaws and the nominating policies and procedures to identify, evaluate and select nominees for directors.  The Nominating and Corporate Governance Committee considers candidates suggested by the Board, management and shareholders. Existing directors whose terms will expire at the next annual meeting will automatically be evaluated unless a director has expressed his or her intent not to stand for re-election.  After each new candidate is identified, the Committee will compile the information required in Trinity’s bylaws and will make an initial determination whether to entertain the candidate based on information provided to the Committee, the directors’ own knowledge and any inquiries made by the Committee. This preliminary determination is also based on Trinity’s minimum qualifications for directors, the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee members or other expertise. The Committee will also determine whether to conduct an interview of the candidate. After conducting all interviews and evaluations, the Committee will make its recommendations to the Board. The Board will review the recommendations and make the final determination of which nominees will be presented for election.

The Board of Directors has adopted the following minimum qualifications for service on Trinity’s Board of Directors:

i.	Each nominee should meet the minimum requirements for service on the Board of Directors contained in Trinity’s bylaws.
ii.

No nominee can be eligible for election or re-election as a director if at the time of such election such person is 75 or more years of age, unless a waiver is obtained from the Board of Directors or the nominee was over the age of 75 when the bylaws were amended on February 18, 2003.

iii.	Each nominee should possess the highest personal and professional ethics, integrity and values.
iv.

Each nominee should have, in the Nominating and Corporate Governance Committee’s opinion, a sufficient educational and professional background and have relevant past and current employment affiliations, board affiliations and experience for service on the Board.

v.	Each nominee should have demonstrated effective leadership and sound judgment in his or her professional life.
vi.	Each nominee should have a strong sense of service to the communities which Trinity and its subsidiaries serve.
vii.	Each nominee should have exemplary management and communication skills.
viii.

Each nominee should be free of conflicts of interest that would prevent him or her from serving on the Board. For the purposes of this item, individuals who (a) have a borrowing relationship or (b) conduct business in the ordinary course with Trinity or any of its subsidiaries should not, solely because of such relationships, be deemed to have a “conflict of interest.”

ix.	Each nominee should be expected to ensure that other existing and future commitments do not materially interfere with his or her service as a director of Trinity.
x.	Each nominee should review and agree to meet the standards and duties set forth in Trinity’s Code of Business Conduct and Business Ethics.

xi.	Each nominee should be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time.

The “independence” of non-management nominees will also be taken into account so that at least a majority of the Board of Directors will be made up of directors who satisfy the independence standards set forth by Nasdaq and the rules and regulations of the Securities and Exchange Commission. Information regarding the nominating policies and procedures, the director minimum qualifications and Trinity’s bylaws can be found on Trinity’s website at www.lanb.com/tcc/management.

Communications with Directors.  All communications to Trinity’s directors must be made in writing to: Trinity Capital Corporation, General Counsel, 1200 Trinity Drive, Post Office Box 60, Los Alamos, New Mexico 87544.  Communications will be forwarded to the addressee and/or the appropriate committee chair or director. The General Counsel may summarize the contents of any communication.  Directors may review a log of all communications received or request copies of any communications at any time. Concerns relating to accounting, internal controls and auditing matters will be promptly raised with our internal auditors, if appropriate, and reported to the Audit Committee. Our communication policy is available on Trinity’s website at www.lanb.com/tcc/management.  Communications regarding concerns over the management or financial reporting of Trinity can be addressed directly to the Audit Committee Chair through our website at www.lanb.com/tcc/management or by emailing auditchair@lanb.com.

Code of Business Conduct and Business Ethics. We have a Code of Business Conduct and Business Ethics in place that applies to all of our directors and employees, including our Chief Executive Officer and our Chief Financial Officer, which requires ethical conduct at all times and conduct in accordance with all laws and regulations. The Code of Business Conduct and Business Ethics is posted on our website at www.lanb.com/tcc/management. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the Code with respect to our executive officers and directors, and persons performing similar functions, by posting such information on our website. No waivers or amendments to Trinity’s Code of Business Conduct and Business Ethics were granted or made in 2004.

Compensation of Non-Employee Directors. During 2004, directors who were not full time employees of Trinity or Los Alamos National Bank were paid a fee of $500 per month for service as directors of Trinity, with the Chairman of the Board receiving an additional $500 per month and the Vice-Chairman of the Board receiving an additional $300 per month. Each director received $1,000 per month for service as a director of Los Alamos National Bank.

Related Party Transactions.  In 2004, we engaged the services of Rick Johnson & Company, Inc., an advertising and marketing firm in which Deborah Johnson, a member of the Trinity and Los Alamos National Bank Boards of Directors, is a principal shareholder.  Under the terms of the agreement, we paid Rick Johnson & Company, Inc. approximately $553,357 in 2004 for advertising and marketing services, which constitutes less than 5% of that company’s annual gross income. We believe that the terms for the advertising and marketing services provided by Rick Johnson & Company, Inc., are on the same terms as if they were with an unrelated third party.

Our directors and executive officers, and their associates, were customers of and had transactions with us during 2004.  Additional transactions are expected to take place in the future.  All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

All loans by Los Alamos National Bank to our executive officers and directors are subject to the regulations of the Office of the Comptroller of the Currency.  A national banking association is generally prohibited from making loans to its executive officers and directors at favorable rates or on terms not comparable to those available to the general public.  Los Alamos National Bank does not offer any preferential loans to our executive officers or directors.

                Indemnification. The shareholders approved an amendment to the Articles of Incorporation at the 2003 Annual Meeting restating the indemnification provided to our directors. The Articles of Incorporation provide for indemnification of directors to the fullest extent permitted by New Mexico law. This indemnification is provided so that our directors may undertake their duties without undue concern regarding their personal liability.

EXECUTIVE COMPENSATION

The executive officers of Trinity are also executive officers of Los Alamos National Bank and do not receive any separate compensation for services performed in their capacities as officers of Trinity.  However, for services performed for Trinity by certain officers, Trinity reimburses a percentage of the salary paid by Los Alamos National Bank. The following table sets forth information regarding compensation paid or accrued to our Chief Executive Officer and to each of the other most highly compensated executive officers of Trinity and Los Alamos National Bank whose aggregate salary and bonus exceeded $100,000 in 2004.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
		Annual Compensation		Awards
(a)	(b)	(c)	(d)	(g)	(i)

				Securities
Name and	Fiscal			Underlying	All Other
Principal Position	Year	Salary($)	Bonus ($)	Options/SARs(#)	Compensation (1) ($)
William C. Enloe	2004	$309,219	$54,748	—	$33,390
President and CEO	2003	286,206	90,244	28,000	27,869
of Trinity	2002	270,300	64,121	28,000	21,476
Steve W. Wells	2004	$209,966	$36,506	—	$16,466
President of Los Alamos	2003	190,804	64,274	14,000	19,058
National Bank	2002	181,901	53,071	14,000	15,530
Daniel Bartholomew,	2004	$87,138	$13,439	7,000	$5,769
CFO of Trinity (2)

(1)          All Other Compensation consists of ESOP contributions and related compensation and reimbursed vehicle expenses.

(2)   Mr. Bartholomew’s compensation was not required to be reported prior to 2004.

The following table sets forth all options to purchase our common stock granted to each of our executive officers in 2004 and the potential value of such grants at the stock price appreciation rates of 5% and 10%, compounded annually over the maximum 10-year term of the options.  The 5% and 10% rates of appreciation are required to be disclosed by the Securities and Exchange Commission and do not constitute predictions of future appreciation, if any, in our stock price.

OPTION GRANTS IN LAST FISCAL YEAR

Potential realizable value at assumed annual rates of stock price appreciation for option term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
% of Total
	Options	Options Granted	Exercise or
	Granted (1)	to Employees in	Base Price	Expiration
Name	(#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
William C. Enloe	—	—	—	—	—	—
Steve W. Wells	—	—	—	—	—	—
Daniel Bartholomew	7,000	25.00%	$30.50	12/16/2014	$351,190	$559,211

(1)          Options become exercisable in equal portions on the first, second and third anniversary of the grant of the options.

The following table sets forth certain information concerning options exercised in 2004 by each of the named executive officers and the value (stock price less exercise price) of the remaining in-the-money options held by those executive officers at year-end using the average of the high and low reported trading price of our common stock on December 31, 2004 ($30.80).   Options with an exercise price greater than average of the high and low reported trading price on December 31, 2004 ($30.80) are excluded.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

(a)	(b)	(c)	(d)		(e)

	Shares	Value	Number of Securities		Value of Unexercised In-the-
	Acquired on	Realized	Underlying Unexercised		Money Options/SARs at
Name	Exercise (#)	($)	Options/SARs at FY-End (#)		12/31/04 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William C. Enloe	—	—	168,000	28,000	$2,369,270	$82,130
Steve W. Wells	7,164	$157,608	76,836	14,000	$1,028,455	$41,070
Daniel Bartholomew	—	—	—	7,000	—	$2,100

Aggregated Equity Plan Information. Our current stock-based benefit plans and arrangements consist solely of the 1998 Stock Option Plan that was approved by shareholders at the 1998 Annual Meeting.  The following table provides information regarding the plan as of December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

Number of
	Number of securities		securities
	to be issued upon	Weighted-average	remaining
	exercise of	exercise price of	available for
Plan category	outstanding options	outstanding options	future issuance
Equity compensation plans approved by security holders	333,836	$20.45	59,000
Equity compensation plans not approved by security holders	—	—	—
Total	333,836	$20.45	59,000

                Compensation Committee Interlocks and Insider Participation. During 2004, the Compensation Committee was comprised solely of independent directors as follows: Messrs. Kindsfather, Muir, Primak, Worcester (Chair) and Ms. Johnson.  No executive officer served on the Board of Directors or Compensation Committee of any other corporation with respect to which any member of our Compensation Committee was engaged as an executive officer during 2004.

                Employment Agreements. In March 1998, Trinity entered into an employment agreement with Mr. Enloe, President and Chief Executive Officer of Trinity, providing for an initial annual base salary of $200,000, which amount may be increased annually by the Board of Directors. In addition to the annual base salary, Mr. Enloe is eligible for such other compensation in the form of non-qualified stock options, bonuses and deferred compensation plans as determined in the discretion of the Board of Directors.  Mr. Enloe is also eligible to participate in other employee benefit plans.  The agreement provides for an initial five-year term, which automatically renews for one-year terms unless either party earlier terminates.

If Mr. Enloe’s employment is terminated by us without cause, as defined in the agreement, we will pay him a lump-sum amount equal to his base salary for 12 months at the rate then in effect (“severance pay”), and he will continue to have the right to exercise any options granted to him under our stock option plan for a period of two years from the date of termination.  In the case of termination or change in the terms of the agreement that would be detrimental to Mr. Enloe following a change in control of Trinity or Los Alamos National Bank, we will pay Mr. Enloe, in addition to any severance pay owed, a lump sum amount equal to his base salary for 18 months at the rate then in effect.  In the event of a change in control of Trinity or Los Alamos

National Bank, Mr. Enloe will also be entitled to a fully vested grant of options in the amount of 7,000 shares for each full year of his employment remaining under the agreement.

In March 1998, we entered into an employment agreement with Mr. Wells, President and Chief Administrative Officer of Los Alamos National Bank, providing for an initial annual base salary of $129,000, which amount may be increased annually by the Board of Directors.  In addition to the annual base salary, Mr. Wells is eligible for such other compensation in the form of non-qualified stock options, bonuses and deferred compensation plans as determined in the discretion of the Board of Directors.  Mr. Wells is also eligible to participate in other employee benefit plans.  The agreement provides for an initial five-year term, which automatically renews for one-year terms unless either party earlier terminates.

If Mr. Wells’ employment is terminated by us without cause, as defined in the agreement, we will pay him a lump-sum amount equal to his base salary for 6 months at the rate then in effect (“severance pay”), and he will continue to have the right to exercise any options granted to him under our stock option plan for a period of two years from the date of termination.  In the case of termination or change in the terms of the agreement that would be detrimental to Mr. Wells following a change in control of Trinity or Los Alamos National Bank, we will pay Mr. Wells, in addition to any severance pay owed, a lump sum amount equal to his base salary for 12 months at the rate then in effect.  In the event of a change in control of Trinity or Los Alamos National Bank, Mr. Wells will also be entitled to a fully vested grant of options in the amount of 3,500 shares for each full year of his employment remaining under the agreement.

Messrs. Enloe and Wells are eligible to participate in Trinity’s Employee Stock Ownership Plan (“ESOP”), its profit sharing program and its 401(k) plan. Trinity’s ESOP is a qualified plan for the benefit of all employees who are at least 18 years of age and have completed 1,000 hours of service during the Plan year.  The employee’s interest in the ESOP vests over a period of seven years.  The ESOP was established in January 1989 and is a defined contribution plan subject to the requirements of the Employee Retirement Income Security Act of 1974.  The ESOP provides for annual discretionary contributions by the Company as determined by its Board of Directors. Trinity’s profit sharing program is available for the benefit of all regular full time employees who have been employed by Trinity or its subsidiaries for 18 months prior to the program year.  The profit sharing plan is funded through annual discretionary contributions by Trinity as determined by the Board of Directors.  Trinity’s and its subsidiaries’ employees may also participate in a tax-deferred savings plan (401(k)) to which Trinity does not contribute.

In prior years, Messrs. Enloe and Wells have also been granted stock options under Trinity’s 1998 Stock Option Plan created for the benefit of key management employees selected by the Board of Directors. Under the 1998 Stock Option Plan, options are granted at or above the fair value of the stock at the date of the grant. Four Hundred Thousand (400,000) shares (as adjusted for the stock split of December 19, 2002) from shares held in treasury or authorized but unissued common stock are reserved for granting options. The Board of Directors determines vesting of the options. All options granted through December 31, 2004 vest over three years and must be exercised within ten years after the date of grant.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

The report of the Compensation Committee  below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement  into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Trinity specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

General.  Our executive compensation program is administered by the Compensation Committee of the Board of Directors.  The Committee, which is comprised of five members, each of whom is considered “independent” according to the rules and regulations of Nasdaq, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code and a “non-employee” director pursuant to Section 16 of the Exchange Act, is responsible for the oversight, approval and reporting to the Board of Directors on all elements of compensation for certain executive officers.  Trinity and Los Alamos National Bank share an executive management team, the members of which are compensated by Los Alamos National Bank instead of Trinity.  Accordingly, all of their compensation packages, which are based upon their roles and performance for both Trinity and Los Alamos National Bank, are determined and approved by the Compensation Committee and the Board of Directors.

The Committee enlists the services of compensation consultants from time to time to review the compensation packages of our executive officers and key management personnel to assess the competitiveness of these packages. The most recent such assessment was performed in 2003 and the conclusion of the study was that the compensation packages are generally competitive and in-line with competitors. The Committee also enlisted the services of consultants to view Trinity’s compensation plans in 2004.  The conclusion of the study was to recommend the addition of the 2005 Stock Incentive Plan and the 2005 Deferred Income Plan to add flexibility and tax incentives for executive compensation.  The Committee and the full Board assessed the performance of Trinity’s executive officers and key management personnel for 2004.  The Compensation Committee met three times during 2004.

Compensation Philosophy and Objectives.  The executive compensation program is designed to guide the Committee in formulating an appropriate compensation structure for senior management. The overall objective is to align senior management compensation with the objective of meeting our goals by creating strong incentives to manage the business successfully from both a financial and operating perspective. The executive compensation program is structured to accomplish the following specific objectives:

•                  Encourage a consistent and competitive return to shareholders;

•                  Maintain a program which:

•                  clearly motivates personnel to perform and succeed according to the current goals of Trinity and Los Alamos National Bank;

•                  retains key personnel critical to our long-term success; and

•                  emphasizes equity-based components in order to better focus management efforts in our execution of corporate goals;

•                  Maintain a corporate environment which encourages stability and a long-term focus for both Trinity and Los Alamos National Bank and our management; and

•                  Ensure management:

•                  fulfills their overall responsibility to our constituents, including shareholders, customers, employees, the community and government regulatory agencies;

•                  conforms their business conduct to the highest ethical standards;

•                  remains free from any influences that could impair or appear to impair the objectivity and impartiality of their judgments or treatment of our constituents; and

•                  continues to avoid any conflict between their responsibilities to us and each individual’s personal interests.

                There are four major components to executive officer compensation: base salary, a bonus (both cash and through participation in the ESOP), stock options and additional benefit plans.  The process utilized by the Committee in determining executive officer compensation levels for all of these components is based upon the Committee’s subjective judgment and takes into account both qualitative and quantitative factors.  No specific weights are assigned to such factors with respect to any compensation component.  Among the factors considered by the Compensation Committee are the recommendations of third party consultants hired from time to time.  However, the Committee makes the final compensation decisions concerning such officers.

Base Salary and Bonus.  The Committee reviews certain executives’ base salaries on an annual basis.  The Committee believes that the base salaries should offer security to these executives and allow us to attract qualified executives and maintain a stable management team and environment.  The Committee targets base salaries at market levels, although they may be adjusted, either up or down, to reflect our performance.  Initially, base salaries are determined examining, among other things, an executive’s level of responsibility, prior experience, education, breadth of knowledge, our internal performance objectives and the current market level.

                Annual adjustment to an executive’s base salary is driven by corporate and individual performance.  Corporate performance, measured primarily in terms of earnings per share, return on equity and assets and enhancement of book value per share, impacts an executive’s base salary.  In addition, the Compensation Committee will also measure individual performance.  When measuring individual performance, the Committee considers the individual’s efforts in achieving established financial and business objectives, managing and developing employees and enhancing long term relationships with customers.

                An executive officer may receive a bonus as part of his or her compensation package.  Cash bonuses are entirely at the discretion of the Committee and are intended to reward the recipient for outstanding service to Trinity.  In addition to cash bonuses, Trinity may make a contribution, in cash and common stock, to all employees participating in our Profit Sharing program. This program consists of a cash element and our ESOP.  Such a contribution is based solely on our profitability over the previous year and is at the discretion of the Committee.  Each participant is awarded a pro rata portion of the overall contribution, based upon his or her participation levels in the Profit Sharing program as a whole. All of our regular full time employees who have completed a minimum of 18 months employment with us prior to the plan year are eligible to receive cash awards for profit sharing.  All of our employees who are over the age of 18 and have completed a minimum of 12 months and have accrued at least 1,000 hours of service are eligible for participation in the ESOP. The Profit Sharing plan year runs from January 1 to December 31 of each year.   A portion of the Profit Sharing, when granted, is disbursed into our ESOP for the benefit of eligible employees and a portion is given as a cash award.

The compensation of Mr. Enloe, the President and Chief Executive Officer of Trinity, was based upon his existing employment contract, his individual performance and contributions to Trinity and the community and Trinity’s overall growth and success. Accordingly, his base salary was increased by 6% from his 2003 base salary. Overall, salary increases for the other executive officers were at a rate comparable to the increases provided to officers with similar duties and responsibilities at comparable organizations. In 2004, the Committee did not award any bonuses to Trinity’s executives.  Profit Sharing was awarded to all employees.

Stock Awards.  Our 1998 Stock Option Plan is intended to promote equity ownership in Trinity by the directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain in our employ.  The non-qualified Options granted under the 1998 Stock Option Plan are issued at or above the market value of our common stock, thereby providing a benefit only upon future stock appreciation. Executives receive stock option grants that are generally comparable to the long-term incentive opportunities granted to individuals with similar positions at financial institutions of similar size.  In 2004, 28,000 shares were granted to executives and employees.

The Compensation Committee recommends the addition of the 2005 Stock Incentive Plan to allow for the grant of incentive stock options which receive more favorable tax treatment for the executive as well as for the grant of non-qualified stock options and stock appreciation rights. The 2005 Stock Incentive Plan is described more fully in Item II herein and is attached as Appendix A to this Proxy Statement.

Benefits, Qualified Service Plans and Perquisites.  Benefits offered to executives are intended to serve a different purpose from base salary and stock options. While the benefits offered are competitive with the marketplace and help attract and retain executives, generally the benefits offered provide a safety net of protection against financial catastrophes that can result from illness, disability or death.  Benefits offered to executives are generally those offered to the general employee population, with some variation to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

The Compensation Committee recommends the addition of the 2005 Deferred Income Plan to allow for the deferral of compensation for eligible employees to allow for tax and financial planning.   The 2005 Deferred Income Plan is described more fully in Item III herein and is attached as Appendix B to this Proxy Statement.

Compliance with Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) of the Internal Revenue Code limits the deductability of annual compensation in excess of $1.0 million paid to our Chief Executive Officer and any of the four other highest paid officers, to the extent they are listed officers on the last day of any given tax year.  However, compensation is exempt from this limit if it qualifies as “performance based compensation.”  Performance based compensation generally includes only payments that are contingent on achievement of performance objectives set prior to the commencement of the compensation period and excludes fixed or guaranteed payments.  While we believe performance based compensation can be a beneficial compensation tool, it is Trinity’s current policy to match bonus compensation levels to our actual performance at the end of the compensation period.

Although we will consider the deductability under section 162(m) with respect to compensation arrangements for executive officers, deductability will not be the sole factor used in determining appropriate levels or methods of compensation.  Since our objectives may not always be consistent with the requirement for full deductability, we may enter into compensation arrangements under which payments would not be deductible under 162(m).  At the current time, we do not believe compensation to any employee will reach the $1.0 million compensation limit.

Conclusion.  The Compensation Committee believes these executive compensation policies and programs effectively serve the interests of shareholders and Trinity.  The Committee believes these policies motivate executives to contribute to our overall future successes, thereby enhancing our value for the benefit of all shareholders.

The Compensation Committee:

Robert P. Worcester, Chair

Jerry Kindsfather

Deborah U. Johnson

Lewis A. Muir

Stanley D. Primak

AUDIT COMMITTEE REPORT

The report of the Audit Committee  below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement  into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Trinity specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2004 with our management, our internal auditors and Neff & Ricci LLP, our independent registered public accounting firm.  The Committee discussed with Neff & Ricci the matters required to be discussed by Statement on Accounting Standards 61 (Communication With Audit Committees). The Committee discussed with Neff & Ricci, the firm’s independence from Trinity and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  The Committee concluded that Neff & Ricci is independent from Trinity and its management. The Committee also reviewed its composition and concluded that all directors serving on the Committee are independent pursuant to the standards promulgated by Nasdaq.

The Committee has met and held discussions with management and Neff & Ricci regarding the fair and complete presentation of Trinity’s results and the assessment of Trinity’s internal control over financial reporting.   The Committee reviewed and discussed Trinity’s policies with respect to risk assessment and risk management.

The Committee discussed with the Trinity’s internal auditor and Neff & Ricci the overall scope and plans for their respective audits. The Committee met with the internal auditor and Neff & Ricci, with and without management present, to discuss the results of their examinations, the evaluations of Trinity’s internal controls, and the overall quality of Trinity’s financial reporting.

Based on the review and discussions with management and Neff & Ricci, the Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.  The Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Trinity’s independent auditors.

The Audit Committee:

Jeffrey F. Howell, Chair

Lewis A. Muir

Arthur B. Montoya, Jr.

Charles A. Slocomb

Robert P. Worcester

SHAREHOLDER RETURN PERFORMANCE GRAPH

                The incorporation by reference of this Proxy Statement into any document filed with the Securities and Exchange Commission by Trinity shall not be deemed to include the following graph and related information unless it is specifically stated to be incorporated by reference into such document.

                The following graph shows a comparison of cumulative total returns for Trinity, the Nasdaq Stock Market and an index of bank stocks that are quoted on the OTC-Bulletin Board and on Pink Sheets.  The cumulative total shareholder return computations assume the investment of $100.00 on December 31, 1998 and the reinvestment of all dividends.  Figures for Trinity’s common stock represent inter-dealer quotations, without retail markups, markdowns or commissions and do not necessarily represent actual transactions.  The graph was prepared at our request by SNL Securities LC, Charlottesville, Virginia.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Trinity Capital Corporation	100.00	102.25	110.00	118.30	174.07	176.32
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
SNL >$500M OTC-BB and Pink Banks	100.00	86.44	81.07	104.77	146.01	170.79

ITEM I
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes of directors, each of whom serve for a three-year term or until his or her successor is elected, as approved at the 2003 Annual Meeting.  Three Directors will be elected at the 2005 Annual Meeting to serve for a three-year term expiring in 2008.  The following table contains certain information with respect to each person who has been nominated for election as a director or will continue as a director, including the year each became a director of Trinity and his or her positions with us. The table also indicates the class and date each director’s current-or proposed term will expire. Each director of Trinity also serves as a director of Los Alamos National Bank.

NOMINEES

	Director		Proposed
Name	Since	Positions with Trinity	Class/Term
Jerry Kindsfather	1984	Director of Trinity, Los Alamos National Bank and Title Guaranty & Insurance Company	Class II (expires 2008)
Steve W. Wells	1985	Director and Secretary of Trinity and President, Chief Administrative Officer and Director of Los Alamos National Bank and Director of Title Guaranty & Insurance Company	Class II (expires 2008)
Robert P. Worcester	1995	Vice Chairman of the Board, Compensation Committee Chair, Nominating and Corporate Governance Committee Chair and Director of Trinity and Director of Los Alamos National Bank	Class II (expires 2008)

Your Board of Directors unanimously recommends that you vote “FOR” all nominees

	Director		Proposed
Name	Since	Positions with Trinity	Class/Term
George A. Cowan	1963	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
William C. Enloe	1978

President, Chief Executive Officer and Director of Trinity, Chairman of the Board and Chief Executive Officer of Los Alamos National Bank, and Chairman of the Board and Chief Executive Officer of Title Guaranty & Insurance Company

			Class I (expires 2007)
Jeffrey F. Howell	2002	Chairman of the Board, Audit Committee Chair and Director of Trinity and Audit Committee Chair and Director of Los Alamos National Bank	Class III (expires 2006)
Deborah U. Johnson	2001	Director of Trinity and Los Alamos National Bank	Class I (expires 2007)
Arthur B. Montoya, Jr.	2001	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
Lewis A. Muir	1990	Director of Trinity and Secretary and Director of Los Alamos National Bank	Class I (expires 2007)
Stanley D. Primak	2001	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
Charles A. Slocomb	1999	Director of Trinity and Los Alamos National Bank	Class I (expires 2007)

                There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions.  No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.  No nominee or director is a director of another “public corporation” (i.e. subject to the reporting requirements of the Exchange Act) or of any investment company. We have no knowledge that any nominee will refuse or be unable to serve, but if any of the nominees are unavailable for election the holders of the proxies reserve the right to vote for substitute nominees proposed by the Board of Directors.

The business experience for each of the nominees and continuing directors is as follows:

NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2005

Jerry Kindsfather.  Mr. Kindsfather, age 55, served as the Chairman of the Board of Directors of Trinity from 2000 to 2004. Mr. Kindsfather has served as a member of the Boards of Directors of Trinity and Los Alamos National Bank since 1984 and as a member of the Board of Directors of Title Guaranty & Insurance Company since May 2000. He is also a member of the Compensation, Trust, Strategic Planning, Loan and Funds Management Committees. Mr. Kindsfather retired in November 2003 after serving as the President of AKC, Inc. since 1970 and as co-owner of Ed’s Foods, a retail grocery store located in Los Alamos, New Mexico, since 1970.  Mr. Kindsfather is also a partner in J & G Investments.

Steve W. Wells.  Mr. Wells, age 49, has served as President and Chief Administrative Officer of Los Alamos National Bank since 1994. He has served on the Boards of Directors of Los Alamos National Bank and Trinity since 1986, as Trinity’s Secretary since 1986 and as a member of the Board of Directors of Title Guaranty since May 2000. He is also a member of the Board’s Loan, Funds Management, Technology, Trust and Strategic Planning Committees. Mr. Wells has been employed by Los Alamos National Bank since 1985 and previously held the position of Executive Vice President from 1985 to 1994.  He is currently a member of the Boards of Directors of Quality New Mexico, Los Alamos Family YMCA and the New Mexico Bankers Association. Mr. Wells is also a member of the faculty of Western States School of Banking where he teaches Technology Management.

Robert P. Worcester.  Mr. Worcester, age 58, has been a member of the Board of Directors of Trinity and Los Alamos National Bank since 1995 and has served as the Vice-Chairman of the Board since 2004. Mr. Worcester is also the Chair of the Nominating and Corporate Governance Committee, Chair of the Compensation Committee and is a member of the Audit, Trust and Strategic Planning Committees. He has been the President and a 50% shareholder of Worcester & McKay, P.C. since 1993, where he is a practicing attorney, and is a member of Worcester & McKay, LLC.  Mr. Worcester has been recognized by “The Best Lawyers in America” for the last 14 years and has been recently recognized by “Outstanding Lawyers in America.”  He is also a Fellow of the American College of Trust and Estate Counsel and is a member of the Santa Fe Estate Planning Council. He also serves as the President of the Georgia O’Keefe Foundation.  In addition, Mr. Worcester serves as a member of the Board of Directors and President of the Santa Fe Art Foundation, as a member of the Board of Directors and as President of the John Bourne Foundation, as a member of the Board of Directors and Secretary of the Allan Houser Foundation, as a member of the Board of Directors and Secretary of the Veritas Foundation and as a member of the Council of Benefactors for the Santa Fe Community Foundation.

DIRECTORS WHOSE TERMS EXPIRE IN 2006

George A. Cowan.  Dr. Cowan, age 85, has served as a member of the Board of Directors of Trinity since its formation and has been a director of Los Alamos National Bank since 1963. Dr. Cowan was Chairman of the Board of Trinity from 1977 to 1995 and of Los Alamos National Bank from 1965 to 1994. He is a member of the Board’s Loan, Funds Management and Trust Committees. In 1988, he retired from Los Alamos National Laboratory after 40 years of service, over which period he was employed as a staff member, Associate Director for Research and Senior Fellow. Since retiring, Dr. Cowan has continued to serve as a Senior Fellow Emeritus to the Laboratory and was awarded the Los Alamos National Laboratory Medal in 2002. He served as a member of the White House Science Council under President Reagan from 1982 to 1985. Dr. Cowan is the founding member of the Santa Fe Institute, serving as its President from 1984 to 1991.  He continues to serve on the Board of Directors and is a Distinguished Fellow of the Institute.  Dr. Cowan founded the Delle Foundation in 2004, a non-profit foundation that funds research and programs dealing with environmental issues and early childhood development. He also serves as a member of the Board of Directors of Los Alamos National Laboratory Foundation and the Advisory Board for the Center for Neural Basis of Cognition.  Dr. Cowan was awarded a Presidential Citation from the Department of Energy in 1990, the New Mexico Academy of Science Distinguished Scientist Award in 1975, the Robert H. Goddard Award in 1984, the E.O. Lawrence Award in 1965 and the Enrico Fermi Prize in 1991 for his contributions during his career as a nuclear scientist.  He was awarded the Los Alamos Living Treasures Award in 2003. He is a fellow and/or member of several societies, including the American Academy of Arts and Sciences, the American Chemical Society, the American Physical Society and Sigma Xi and has received honorary degrees from several universities.

Jeffrey Howell.  Ms. Howell, age 52, has served as a member of the Board of Directors of Trinity and Los Alamos National Bank since 2002 and Chairman of the Board since 2004. She is the Chair of the Audit Committee and serves as the Audit Committee financial expert. Ms. Howell is also a member of the Board’s Loan, Trust and Funds Management Committees. She is President and Chief Executive Officer of Howell Fuel and Lumber Company, Inc., headquartered in Wallkill, New York.  She was the founder and managing Director of Howell Meyers Associates from 1997 to 2001, was employed in various capacities at Harvard University from 1985 to 1991, including as Associate Director for Administration at Harvard College Observatory and Assistant Dean for Financial Operations in the Faculty of Arts and Sciences. She was an accountant in the Emerging Business Systems Group at Coopers & Lybrand from 1982 to 1984 after having received her Masters of Business Administration from Yale University. She is also a member of the Board of Directors of the Los Alamos National Laboratory Foundation for which she also serves as Vice President, a board member of the League of Women Voters of Los Alamos, a member of the J. R. Oppenheimer Memorial Committee, a member of and volunteer instructor for the Los Alamos Dog Obedience Club and a Dog Handler and Search and Rescue volunteer for the Pajarito Mountain Ski Patrol K-9 Unit.

Arthur B. Montoya, Jr., DDS.  Dr. Montoya, age 41, has served as a member of the Board of Directors of Trinity and Los Alamos National Bank since 2001. He is a member of the Board’s Audit, Nominating and Corporate Governance, and Loan Committees. Dr. Montoya runs a successful dental practice in Los Alamos, New Mexico.  He also serves as a member of the Board of Directors of the Los Alamos Girls Basketball League, has been on the Pajarito Home Owners Association Board of Directors and past Chairman, taught religious education at Immaculate Heart of Mary Catholic Church, is a past Chairman and member of the Board of Directors of the Los Alamos Chamber of Commerce, a past Chairman and member of the Board of Directors for the Los Alamos Medical Center, is active in the Northern New Mexico Interdisciplinary Study Club and is a Los Alamos girls youth basketball coach.

Stanley D. Primak.  Mr. Primak, age 54, has served as a member of the Board of Directors of Trinity and Los Alamos National Bank since 2001. He is also a member of the Board’s Loan, Compensation and Nominating and Corporate Governance Committees.  Mr. Primak is Vice President of Primak Builders, Inc. a residential construction company in Los Alamos, New Mexico, a position he has held since 1996, and is Vice-President of Tranquillo Partners, a residential construction and real estate management company. He is also a member of the Board of Directors of Los Alamos County Transportation Board, and is a member of the Los

Alamos Chamber of Commerce, the Santa Fe Area Homebuilders Association, and the New Mexico Homebuilders Association. Mr. Primak is also a board member of 180º, Inc., a nonprofit Christian building trades program that teaches the construction trade to troubled young adults.

DIRECTORS WHOSE TERMS EXPIRE IN 2007

William C. Enloe.  Mr. Enloe, age 56, has served as President and Chief Executive Officer of Trinity since 1979.  He is a member of the Board’s Loan, Funds Management, Technology, Trust and Strategic Planning Committees. Mr. Enloe has also served as the Chairman and Chief Executive Officer of Los Alamos National Bank since 1994. Mr. Enloe has been employed by Los Alamos National Bank since 1971 and served as the President and Chief Executive Officer from 1978-1994; Vice President from 1975-1978; Cashier from 1973-1975; and as a Loan Officer from 1971-1973.  Additionally, he has served as Chief Executive Officer and Chairman of the Board of Title Guaranty since May 2000.  In addition to his service to Trinity, Mr. Enloe is committed to New Mexico charities and economic development efforts. Mr. Enloe is Chairman of the Boards of the Governor’s Business Advisory Council, Los Alamos Economic Development Research Park Committee and the New Mexico Banker’s Association Legislative Committee.  Mr. Enloe was also appointed to Chairman of the New Mexico Economic Development Corporation by Governor Richardson. Additionally, he serves as a member of the Boards of Directors of the Santa Fe Institute, the YDI Foundation, State Private Equity Investment Committee, the Association of Commerce and Industry, the North Central Accreditation, Los Alamos Economic Development Committee, Los Alamos Technical Associates, Inc., MIOX Corporation, and as a member of the Los Alamos National Laboratory Foundation, the Industrial Business Development Advisory Board, and the American Banker’s Association Government Relations Council.

                Deborah U. Johnson.  Ms. Johnson, age 53, has served as a member of the Board of Directors of Trinity and Los Alamos National Bank since 2001. She has also served as Strategic Planning Committee Chair since 2002 and is a member of the Nominating and Corporate Governance, Compensation and Trust Committees. Ms. Johnson is the Chief Executive Officer and Director of Rick Johnson & Company, Inc., an advertising and marketing firm headquartered in Albuquerque, New Mexico.  Ms. Johnson is the New Mexico member on the Federal Reserve Bank of Kansas City’s Tenth District Economic Advisory Council. Very active in the business community in Albuquerque, Ms. Johnson serves as Director for the Albuquerque Economic Development Committee (Chairman 2002 and 2003), University of New Mexico Anderson Schools of Management (Chairman 1999), the New Mexico Better Business Bureau (Chairman 1999), the Central New Mexico Susan G. Komen Foundation (Chairman 2001), and the United Way Women’s Leadership Council. Ms. Johnson has a long history of commitment to the business community as well as charitable organizations in New Mexico and has served as, among other positions, a Director of the New Mexico Association of Commerce and Industry, Quality New Mexico and the Governor’s Business Executives for Education.  Ms. Johnson is past Chairman of Affiliated Advertising Agencies International, and has received numerous professional awards including Female Executive of the Year by the New Mexico Chapter, National Association of Female Executives; Top 100 Power Broker by New Mexico Business Weekly; Woman on the Move, 1996 and New Mexico of Vision 2004, by the YMCA; Top 25 Women Business Owners by the New Mexico Woman Magazine; Maxie Anderson Small Business Award by the Greater Albuquerque Chamber of Commerce, 1999; and The ZIA Achievement Award from the University of New Mexico.

Lewis A. Muir.  Mr. Muir, age 72, has been a member of the Boards of Directors of Trinity and Los Alamos National Bank since 1990 and was the Audit Committee Chair from 1999 to 2003.  He is a member of the Board’s Loan, Funds Management, Compensation, Audit,

and Strategic Planning Committees. Mr. Muir also serves as President and member of the Board of Directors of Universal Properties and the Los Alamos Retirement Center. He is a member the Los Alamos Chamber of Commerce where he was a past ex officio member of the Board of Directors.  He has also been a member of the Board of Directors of the Maternal Child Health Council since 1993.  Mr. Muir has been extensively involved in the Los Alamos County government for many years, serving as a member of the Council of the Incorporated County of Los Alamos from 1993 to 2003, as a member of the Board of Directors, as Treasurer of the New Mexico Association of Counties from 1993 to 2003 and is currently a member of the Long Range Planning Committee for the Los Alamos Library System. Mr. Muir is a current member and past President of the Los Alamos Rotary Club.

Charles A. Slocomb.  Mr. Slocomb, age 58, has been a member of the Boards of Directors of Trinity and Los Alamos National Bank since 1999. Mr. Slocomb is a member of the Board’s Technology, Trust and Audit Committees. He retired from the Los Alamos National Laboratory in August of 2005 and accepted a job with SAIC as a consulting employee in November 2005.  He held various management positions at the Laboratory, including Project Director, Division Director and Group Leader.  He also serves as a member of the Board of Directors of Laguna Vista Land Owners Association and as a volunteer firefighter for the Laguna Vista Volunteer Fire Department. He and his wife, Connie, live in Santa Fe, New Mexico.

In addition, the following individual serves as an executive officer of Trinity and Los Alamos National Bank:

Daniel Bartholomew.   Mr. Bartholomew, age 39, has served as Chief Financial Officer of Trinity and Vice President and Chief Financial Officer of Los Alamos National Bank since February 2003.  Mr. Bartholomew has been with Los Alamos National Bank since 1987, serving in a variety of positions, including Teller Supervisor, Assistant Cashier, Cashier and Vice President/Cashier.  He is also the Chairman of the Funds Management/Investment Committee and a member of the ESOP Advisory Committee.

ITEM II

APPROVAL OF THE

TRINITY CAPITAL CORPORATION

2005 STOCK INCENTIVE PLAN

The Board of Directors recommends that shareholders approve the 2005 Stock Incentive Plan.  This plan would govern grants of stock-based awards to employees.  It is intended that the 2005 Stock Incentive Plan will replace the 1998 Stock Option Plan under which all previous grants of stock options were made.  The 2005 Stock Incentive Plan is designed to align the long-term interests of the participants with those of the shareholders through increased ownership of Trinity as well as by further aligning the interests of the participants to those of the shareholders.  The full benefit of the stock incentives are realized upon the appreciation of Trinity’s stock price, providing an incentive for participants to create value for Trinity’s shareholders. Based upon the recommendation of the Board’s Compensation Committee, the Board of Directors adopted the 2005 Stock Incentive Plan, subject to shareholder approval at the Annual Meeting.

A maximum of 500,000 shares of Trinity’s common stock will be reserved for issuance under the 2005 Stock Incentive Plan.  An additional 59,000 shares remain available for issuance pursuant to the 1998 Stock Option Plan as approved by the shareholders in 1998.  The Board believes that this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for participants to increase the value of Trinity’s common stock for all shareholders.

The 2005 Stock Incentive Plan is an “omnibus” stock plan that permits the Compensation Committee to utilize various types of equity-based awards.  This will provide the Committee additional flexibility in designing awards that are consistent with our overall compensation philosophy and changing accounting or regulatory rules.  The 2005 Stock Incentive Plan will permit the grant of incentive stock options, non-qualified stock options and stock appreciation rights and any other stock-based award approved by the Compensation Committee.  As described in the Report of the Compensation Committee on Executive Compensation, participants are currently granted only nonqualified stock options under the 1998 Stock Option Plan.

The 2005 Stock Incentive Plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code with respect to stock options and stock appreciation rights under the 2005 Stock Incentive Plan that are intended to qualify as “performance-based compensation” under Section 162(m).

As of the record date, there were 59,000 shares available for grant under the 1998 Stock Option Plan and 333,836 shares subject to outstanding option awards. As of the record date, the weighted average exercise price of outstanding stock options was $20.45 and the term of all options is 10 years. The 2005 Stock Incentive Plan does not permit the repricing of options or stock appreciation rights without the approval of shareholders or permit the granting of discounted options.

The following is a summary of the 2005 Stock Incentive Plan. The full text of the 2005 Stock Incentive Plan is attached as Appendix A to this Proxy Statement, and the following summary is qualified in its entirety by reference to Appendix A.

Plan Administration. The 2005 Stock Incentive Plan will be administered by a committee appointed by the Board of Directors and shall initially be the Compensation Committee. The selection of employee participants in the 2005 Stock Incentive Plan, the level of participation of each participant and the terms and conditions of all awards will be determined by the Compensation Committee. It is intended that each member of the Compensation Committee will be an “independent director” for purposes of the Compensation Committee’s charter and the Nasdaq Stock Market rules, a “non-employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Currently, the Compensation Committee is comprised of five Directors, each meeting all of these independence criteria. The Compensation Committee will have the discretionary authority to interpret the 2005 Stock Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the 2005 Stock Incentive Plan, and to make all other determinations necessary or advisable for the administration of the 2005 Stock Incentive Plan. The Committee may delegate authority to administer the 2005 Stock Incentive Plan as it deems appropriate, subject to the express limitations set forth in the 2005 Stock Incentive Plan.

Limits on Plan Awards. The Board has reserved a maximum of 500,000 shares for issuance pursuant to the 2005 Stock Incentive Plan. A maximum of 100,000 shares may be granted under the 2005 Stock Incentive Plan to an individual pursuant to stock options and stock appreciation rights awarded during any calendar year. These limitations on grants to an individual will be applied in aggregate to all awards granted under any equity-based compensation plan of Trinity.

Shares delivered under the 2005 Stock Incentive Plan will be authorized but unissued shares of Trinity common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to Trinity for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the 2005 Stock Incentive Plan. Any awards settled in cash will not be counted against the maximum share reserve under the 2005 Stock Incentive Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to Trinity of the exercise price or the tax withholding upon exercise or payment of an award will be returned to the number of shares available for issuance under the 2005 Stock Incentive Plan.

Eligibility and Participation. All employees and officers of Trinity and its affiliates are eligible to receive awards under the 2005 Stock Incentive Plan. Currently, awards are generally limited to approximately six senior management and executive-level employees.  Each year, the Compensation Committee, subject to Board approval, will determine who will be granted awards, the number of shares subject to such grants and all other terms of awards.

Types of Plan Awards. As described in the Compensation Committee Report, Trinity’s current equity compensation awards are comprised solely of non-qualified stock options. The 2005 Stock Incentive Plan would provide for a variety of other equity-based awards to preserve flexibility. The types of awards that may be issued under the 2005 Stock Incentive Plan are described below.

Stock Options. Stock options granted under the 2005 Stock Incentive Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The price of any stock option granted may not be less than the fair market value of Trinity’s common stock on the date the option is granted. The option price is payable in cash, shares of Trinity’s common stock, through a broker-assisted cashless exercise or as otherwise permitted by the Compensation Committee.

The Compensation Committee determines the terms of each stock option grant at the time of the grant. Generally, all options will terminate after a ten-year period from the date of the grant. The Committee specifies, at the time each option is granted, the time or times at which, and in what proportions, an option becomes vested and exercisable. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of options at any time.

Stock Appreciation Rights. A stock appreciation right (which we refer to as a SAR) entitles the participant, upon settlement, to receive a payment based on the excess of the fair market value of a share of Trinity common stock on the date of settlement over the base price of the right, multiplied by the applicable number of shares covered by the award being exercised. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the fair market value of a share of Trinity’s common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the payment and other terms of an SAR, including the effect of termination of service of a participant. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of SARs at any time. Generally, all SARs will terminate ten years from the date of the grant. SARs may be payable in cash or in shares of Trinity’s common stock or in a combination of both.

Other Stock Based Awards.  In addition to options and SARs, the Compensation Committee has the flexibility to design stock-based awards that enable the Compensation Committee to implement its overall compensation philosophy in the context of changing practices and accounting and regulatory rules.

Effect of Change in Control. Awards under the 2005 Stock Incentive Plan are generally subject to special provisions upon the occurrence of a “change in control” transaction with respect to Trinity (as defined in the 2005 Stock Incentive Plan). Under the 2005 Stock Incentive Plan, if a change in control occurs and outstanding stock options, SARs, or other stock-based awards are not assumed or substituted, any outstanding stock options, SARs, or other stock-based awards under the 2005 Stock Option Plan will become fully vested and exercisable.

Adjustments for Corporate Changes. In the event of recapitalizations, reclassifications or other specified events affecting Trinity or shares of Trinity’s common stock, appropriate and equitable adjustments may be made to the number and kind of shares of Trinity’s common stock available for grant, as well as to other maximum limitations under the 2005 Stock Incentive Plan, and the number and kind of shares of Trinity common stock or other rights and prices under outstanding awards.

Term, Amendment and Termination. The 2005 Stock Incentive Plan will have a term of ten years expiring on April 7, 2015, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by Trinity’s shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Internal Revenue Code, or another exchange or securities market or for any other purpose. Generally, no amendment or modification of the 2005 Stock Incentive Plan may adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

Plan Benefits. Future benefits under the 2005 Stock Incentive Plan are not currently determinable. During fiscal 2004, stock options were granted under the 1998 Stock Option Plan to Trinity’s named executive officers, as set forth in the table captioned Option Grants in Last Fiscal Year and as described in the Report of the Compensation Committee on Executive Compensation above.

U.S. Tax Treatment Of Awards

Incentive Stock Options. An incentive stock option results in no taxable income to the Optionee or a deduction to Trinity at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the Optionee. If the Optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the Optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, Trinity will be entitled to a deduction, in the year of such a disposition, for the amount includible in the Optionee’s income as compensation. The Optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the Optionee or deduction to Trinity at the time it is granted. An Optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to Trinity in the year of exercise in an amount equal to the taxable compensation recognized by the Optionee.

The Optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of Trinity’s common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the Optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The Optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the Optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to Trinity upon the grant or termination of SARs. However, upon the settlement of an SAR, Trinity will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Section 162(m). Compensation paid to persons who are “covered employees” of Trinity is subject to the tax deductability limits of Section 162(m) of the Internal Revenue Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing Trinity the full federal tax deduction otherwise permitted for such compensation. If approved by Trinity’s shareholders, the 2005 Stock Incentive Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Shareholder Vote Necessary for Approval of the 2005 Stock Incentive Plan.  The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting is required to approve the 2005 Stock Incentive Plan.

Your Board of Directors unanimously recommends that you vote “FOR” the proposal to approve the 2005 Stock Incentive Plan.

ITEM III

APPROVAL OF THE

TRINITY CAPITAL CORPORATION

2005 DEFERRED INCOME PLAN

The Board of Directors recommends that shareholders approve the 2005 Deferred Income Plan. The 2005 Deferred Income Plan will permit selected employees or officers to defer all or a portion of their cash compensation.  The 2005 Deferred Income Plan and the current option of our stock as a notional investment choice for deferrals is designed to align the interests of participants with those of our shareholders.  On April 7, 2005, our Board of Directors adopted the 2005 Deferred Income Plan, subject to shareholder approval at the Annual Meeting.

A summary of the 2005 Deferred Income Plan is set forth below.  This summary is qualified in its entirety by reference to the 2005 Deferred Income Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Administration.  The 2005 Deferred Income Plan is to be administered by a committee appointed by the Board of Directors, initially the Compensation Committee.  Among other things, the Committee will have the authority to select employees and officers who may participate in the plan, to interpret the provisions of the plan, to correct any defects or inconsistencies in the plan and to adopt rules, regulations, forms and agreements that it may deem necessary or advisable for the administration of the plan.

Shares Subject to the Plan.  The aggregate number of shares that may be obtained by employees and officers under the 2005 Deferred Income Plan is 500,000 shares.  Any shares that remain unissued at the termination of the 2005 Deferred Income Plan will cease to be subject to the plan, but until termination, we will make available sufficient shares to meet the requirements of the Plan.  All shares distributed under the Plan shall come from our treasury shares or from open market purchases.

Deferral Option/Contributions.  Upon completing an irrevocable election once a year to defer all or a portion of the cash compensation he or she receives from us, the deferred amounts shall be notionally invested in one of the available investment alternatives.

Distributions.  At the time of his or her deferral election, each participant shall designate the date on which distribution of his or her account balances will begin.  Distribution dates may be one of the following: (i) the date the participant separates from service with us (or six (6) months from such date if the participant is a key employee as defined in Internal Revenue Code Section 409A); (ii) the date the participant attains the age designated on his or her election form; or (iii) the first or later to occur of either of such dates as set forth on the election form.  In addition to the designated distribution dates, participants may receive a distribution upon death or unforeseeable financial hardship.

Amendment and Termination.  The Board of Directors may amend, suspend or terminate the 2005 Deferred Income Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant in his or her account under the 2005 Deferred Income Plan without such participant’s consent.  Notwithstanding the foregoing, the Board of Directors may amend, suspend or terminate the 2005 Deferred Income Plan or any portion thereof at any time, without the consent of the participants, to the extent deemed necessary by the Board of Directors in order for the Plan and deferred income to be compliant with the requirements of Internal Revenue Code Section 409A.

Term of the Plan.  The 2005 Deferred Income Plan will become effective as of April 7, 2005, provided that shares of Trinity common stock may only be issued under the plan if the Plan is approved by the shareholders.

Statement of Usage.  Due to the design of the 2005 Deferred Income Plan, eligible persons have the ability to elect to participate by deferring all or a portion of their cash compensation; therefore, the benefits or amounts that will be received or allocated to the Plan’s participants is not determinable.  The Committee shall have the authority to determine which employees and officers may participate in the Plan.

Federal Income Tax Consequences.  The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to amounts deferred under the 2005 Deferred Income Plan. This summary is not intended to be exhaustive and, among other things, does not describe the state or local tax consequences or tax consequences of non-U.S. jurisdictions.  Each participant should consult a tax advisor concerning the federal, state and local tax consequences of participating in the 2005 Deferred Income Plan.

The 2005 Deferred Income Plan will be administered as a nonqualified deferred income plan for a select group of officers or highly compensated employees.  Assuming the 2005 Deferred Income Plan is administered in such manner, participation should have the following implications for federal income tax purposes:

(a)                                  Amounts contributed to participants’ deferred income accounts, and the investment earnings thereon, are not includable in a participant’s federal taxable income until such amounts are actually distributed or withdrawn from the plan.

(b)                                 Income earned on assets held under any trust arrangement is taxable to us.

(c)                                  Participants will be subject to federal income taxation on the value of the amounts distributed or withdrawn from the plan (including any shares received).  We are required to withhold income tax on such distributions.  We are authorized to withhold from any cash income then or thereafter payable to such individual, to withhold sufficient shares, and to pay any tax required to be withheld by reason of the receipt of such income.  Alternatively, the individual may tender a personal check in the amount of the tax to be withheld.  We will be entitled to a tax deduction for the distribution amounts.

(d)                                 Subsequent sales of shares distributed to the participant will result in a capital gain or loss for the participant.

Shareholder Vote Necessary For Approval of the 2005 Deferred Income Plan.  The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting is required to approve the 2005 Deferred Income Plan.

Your Board of Directors unanimously recommends that you vote “FOR” the proposal to approve the 2005 Deferred Income Plan.

ITEM IV

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

                Shareholders will be asked to ratify the appointment of Neff & Ricci LLP (“Neff & Ricci”) as our independent registered public accountants for the year ending December 31, 2005.  If the appointment of Neff & Ricci is not ratified, the matter of the appointment of independent registered public accountants will be considered by the Audit Committee and Board of Directors.  A representative of Neff & Ricci is expected to be present at the Annual Meeting and will given the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

        Accountant Fees

                Audit Fees. The aggregate amount of fees billed by Neff & Ricci for its audit of Trinity’s financial statements for 2004 and 2003 were $121,396 and $152,843, respectively. The audit services included the review of the consolidated financial statements and internal control over financial reporting, and other services normally performed by independent auditors in connection with statutory and regulatory filings.

                Audit Related Fees. The aggregate amount of audit related fees billed by Neff & Ricci for 2004 and 2003 were $72,383 and $12,424, respectively. The majority of these services related to the audit of Trinity’s ESOP and 401(K) plan and evaluation of compliance with the Sarbanes-Oxley Act of 2002.

                Tax Fees. The aggregate amount of tax fees billed by Neff & Ricci for 2004 and 2003 was $38,134and $11,000, respectively, for the preparation of Trinity’s federal and state tax returns.

                All Other Fees. Neff & Ricci did not bill for any other services in 2004 or 2003.

        Pre-Approval

                All audit services, audit related services, tax services, and other services performed in 2004 were pre-approved by the Audit Committee. The Committee concluded that the provision of such services by Neff & Ricci was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Neff & Ricci. The Audit Committee will, as necessary, consider and, if appropriate, approve the provision of audit and non-audit services which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law.

                The Board of Directors unanimously, and with the recommendation of the Audit Committee, recommends a vote “for” the approval of Neff & Ricci LLP as our independent registered public accountants for 2005.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION

OF PROXY PROPOSALS, NOMINATIONS OF DIRECTORS

AND OTHER BUSINESS OF SHAREHOLDERS

Shareholder Nomination Procedure. For a shareholder nominee to be considered for inclusion in our proxy statement, the nominating shareholder must file a written notice of the proposed director nomination with our Corporate Secretary, at least 120 days prior to the date the previous year’s proxy statement was mailed to shareholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nominating and Corporate Governance Committee may request additional information in order to make a determination as to whether to nominate the person for director.

Shareholders may otherwise suggest candidates for the Board of Directors by following the procedure detailed in Trinity’s bylaws.  The following is a summary of the process for shareholder nominations:

•                  The shareholder must provide a written statement suggesting an individual as a candidate that includes the information required by Trinity’s bylaws summarized below.

•                  The statement must be received by the Corporate Secretary, in the case of an annual meeting, not less than 60 days and not more than 90 days prior to the first anniversary (day and month) of the previous year’s annual meeting and, in the case of a special meeting, not less than 60 days and not more than 90 days prior to the special meeting.

Each shareholder written statement must set forth: (a) as to each person whom the shareholder proposes to nominate for election as director: (i) the name, age, business address and residential address of such person; (ii) the principal occupation or employment of such person; (iii) The class and number of shares of our stock which are beneficially owned by such person on the date of the written statement; and (iv) any other information relating to such person that would be required to be disclosed pursuant to rules and regulations promulgated under the Securities Exchange Act; and (b) as to the nominating shareholder giving the written statement: (i) the name and address, as they appear on our books, of the nominating shareholder and the name and principal business address of any other beneficial shareholder known by the nominating shareholder to support such nominee; and (ii) the class and number of shares of stock which are beneficially owned by the nominating shareholder on the date of such written statement and the number of shares owned beneficially by any other record or beneficial shareholders known by the nominating shareholder to be supporting such nominee on the date of such written statement.

Any deficiencies in a notice of shareholder nomination will be noted by the Corporate Secretary and the nominating shareholder will be informed and provided an opportunity to cure the defect, if possible.  The presiding officer will determine whether a nomination was timely made and will make that determination at the shareholders meeting.

No shareholder nominations were received by the Corporate Secretary as of March 20, 2005.  The Nominating and Corporate Governance Committee has not retained or paid any third parties to assist in the identification of nominees. All of the nominees approved by the Nominating and Corporate Governance Committee for inclusion on the proxy card included with this Proxy Statement are incumbent directors standing for re-election.

                Other Shareholder Proposals. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to our Corporate Secretary.  To be considered for inclusion in our proxy statement and form of proxy for our 2006 Annual meeting of Shareholders, shareholder proposals must be received by our Corporate Secretary, at the above address, no later than December 23, 2005, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

                For proposals to be otherwise brought by a shareholder and voted upon at an annual meeting, the shareholder must file written notice of the proposal (containing certain information specified in the bylaws about the shareholder and the proposed action) to our Corporate Secretary no less than 60 days prior to the first anniversary of the preceding year’s annual meeting.

APPENDIX A

TRINITY CAPITAL CORPORATION

2005 STOCK INCENTIVE PLAN

TRINITY CAPITAL CORPORATION

2005 STOCK INCENTIVE PLAN

Section 1.              Purpose of the Plan.

The TRINITY CAPITAL CORPORATION 2005 STOCK INCENTIVE PLAN (the “Plan”) is intended to provide a means whereby officers and employees of TRINITY CAPITAL CORPORATION, a New Mexico corporation (the “Company”), and the Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company and the Related Corporations, and to encourage them to remain with and devote their best efforts to the Company and the Related Corporations, thereby advancing the interests of the Company and its stockholders.  Accordingly, the Company may permit certain officers and employees to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

Section 2.              Definitions.

The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                (a)           “Applicable Laws” means the requirements relating to the administration of stock option plans under federal and state corporate laws, federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted.

                (b)           “Award” means individually or collectively, a grant under the Plan of Options, SARs or Other Stock Based Awards.

                (c)           “Board” means the board of directors of the Company.

                (d)           “Cause” means either (i) in the case of an employee with a then-current written employment agreement with the Company or a Related Corporation, “Cause” as defined under that agreement, and (ii) in all other cases, the commission of fraud or an act or acts of dishonesty, the misappropriation of or intentional material damage to the property or business of the Company or a Related Corporation, the material failure to fulfill the duties and responsibilities of a regular position and/or comply with the Company’s or a Related Corporation’s policies, rules or regulations, or the conviction of a felony.

                (e)           “Change of Control” means:

                                (i)            the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of

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the combined voting power of the then outstanding voting securities of the Company other than through the receipt of Shares pursuant to the Plan;

                                (ii)           the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders of the Company, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of the Plan, be considered as a member of the Board; or

                                (iii)          consummation by the Company of:  (A) a merger or consolidation if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation; or (B) a complete liquidation or dissolution or an agreement for the sale or other disposition of two-thirds or more of the consolidated assets of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because (x) fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company is acquired by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company or a Related Corporation; or (y) the transaction is a merger or consolidation effected to implement a recapitalization of the Company in which no “person”, as defined above, acquires more than 50% of the combined voting power of the Company’s then-outstanding securities.

                (f)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

                (g)           “Committee” means the Compensation Committee of the Board.  Each member of the Committee shall be (i) a “non-employee director” for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) an “outside director” for purposes of Section 162(m) of the Code, unless the Board has fewer than two (2) such outside directors.

                (h)           “Common Stock” means the common stock of the Company.

                (i)            “Disability” means (i) in the case of an Incentive Stock Option, a physical or mental disability (within the meaning of Section 22(e)(3) of the Code) which impairs the individual’s ability to substantially perform his or her current duties for a period of at least twelve (12) consecutive months, as determined by the Committee, and (ii) in all other cases, the person’s limitation, due to sickness or injury, in performing the material and substantive duties of his or her position with the Company or a Related Corporation for a period of six (6) consecutive months.

                (j)            “Effective Date” means April 7, 2005, which was the date that the Plan was adopted by the Board.

                (k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

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                (l)            “Fair Market Value” means as of any date, the value of a share of the Company’s common stock determined as follows:

                                (i)            if such common stock is then quoted on the American Stock Exchange, its last reported sale price on the American Stock Exchange on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                                (ii)           if such common stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the common stock is listed or admitted to trading;

                                (iii)          if such common stock is publicly traded but is not quoted on the American Stock Exchange nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

                                (iv)          if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                (m)          “Incentive Stock Option” means an Award under the Plan that satisfies the general requirements of Section 422 of the Code, namely:  (i) grantees must be employees; (ii) the exercise price may not be less than the fair market value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any year; (iv) the maximum duration of an Award may be ten (10) years; (v) Awards must be exercised within three (3) months after termination of employment, except in the event of Disability or death; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one (1) year from the date of exercise.

                (n)           “Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Committee pursuant to Section 7.

                (o)           “Nonqualified Stock Option” means a stock option award under the Plan that is not an Incentive Stock Option.

                (p)           “Option” means a stock option granted pursuant to this Plan.

                (q)           “Optionee” means the holder of an outstanding Incentive Stock Option, Nonqualified Stock Option or Stock Appreciation Right granted under the Plan.

                (r)            “Plan” means this Trinity Capital Corporation 2005 Stock Incentive Plan.

                (s)           “Related Corporation” means any corporation, bank or other entity which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Code.

                (t)            “Retirement” means Termination of Service, other than for Cause, after attainment of age sixty-five (65) for Service Providers.

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                (u)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

                (v)           “Service Provider” means an employee or officer.

                (w)          “Shares” means shares of the common stock, no par value per share, of the Company.

                (x)            “Stock Appreciation Rights” means rights entitling the grantee to receive the appreciation in the market value of a stated number of Shares.

                (y)           “Stock Option Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions apply to the grant of Incentive Stock Options or Nonqualified Stock Options. The Stock Option Agreement is subject to the terms and conditions of the Plan.

                (z)            “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                (aa)         “Termination of Service” means the termination of a person’s status as an officer or employee of the Company or a Related Corporation.

Section 3.              Administration of the Plan.

(a)           Authority of the Committee.  The Plan shall be administered by the Committee.  The Committee shall have sole authority to:

(i)            select the Service Providers to whom Awards shall be granted under the Plan;

(ii)           establish the amount and conditions of each Award;

(iii)          prescribe any legend to be affixed to certificates representing such Awards;

(iv)          interpret the Plan and Award agreement;

(v)           to the extent it deems desirable to qualifying under Rule 16b-3, structure any Award to satisfy the requirements for exception under Rule 16b-3.

(vi)          correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement related thereto; and

(vii)         adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

All decisions made by the Committee in administering the Plan shall be subject to Board review.

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                (b)           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “independent directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are either:  (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such Award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  Any such allocation or delegation may be revoked by the Committee at any time.  To the extent permitted by applicable law and resolution of the Board, the Committee may delegate all or any part of its responsibilities to any officer of the Company.

                (c)           Limitation of Liability.  In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorney’s fees) incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement (provided such settlement is approved to the extent required by and in the manner provided by the Certificate of Incorporation or Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member shall not be indemnified as provided by the Certificate of Incorporation or Bylaws of the Company relating to indemnification of directors.

Section 4.              Shares Subject to the Plan.

The aggregate number of Shares that may be obtained by Service Providers under the Plan shall be 500,000 Shares.  The Shares may be authorized, but unissued, or reacquired common stock.  Subject to adjustment as provided in Section 14, no person may be granted Options and SARS under this Plan that, considered together, relate to more than 100,000 Shares during any calendar year.  The maximum number of Shares that may be subject to Other Stock Based Awards described under Section 7 which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), shall be One Hundred Thousand Shares (100,000).  Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.  Upon payment in Shares pursuant to an exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment.  If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or

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withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.  Upon the expiration, termination, forfeiture, or cancellation (in whole or in part) of unexercised Awards, Shares subject thereto shall again be available for issuance hereunder.  Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

Section 5.              Stock Options.

                (a)           Type of Options.  The Board may issue options that constitute Incentive Stock Options and Nonqualified Options to officers or employees of the Company and the Related Corporations; provided further that an Award (other than an Award of an Incentive Stock Option) may be granted to an individual prior to the date on which he or she first performs services as an employee, provided that such Award does not become vested prior to the date such individual commences such services.  Each grant of options shall be confirmed by a Stock Option Agreement that shall be executed by the Company and the Optionee as soon as practicable after such grant.  The Stock Option Agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

                (b)           Terms of Options.  Except as provided in paragraphs (c) and (d) of this Section, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the Stock Option Agreement including, without limitation, option price, vesting schedule and option term.

                (c)           Additional Terms Applicable to All Options.  Each option shall be subject to the following terms and conditions:

                                (i)            Written Notice.  An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.  An option may be exercised only to the extent it is vested on the date of exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option; provided that the minimum number will not prevent the option holder from exercising an option for the full number of Shares for which it is then exercisable.

                                (ii)           Method of Exercise. Except as otherwise provided in any written option agreement, the exercise price of an option shall be paid in full in cash or, subject to limitations imposed by applicable law, by such means as the Committee from time to time may permit, including, (i) in Common Stock, either actually or by attestation, valued at its Fair Market Value on the date of exercise, provided it has been owned by the Optionee for at least six (6) months prior to the exercise; (ii) in cash by an unaffiliated broker-dealer to whom the holder of the option has submitted an exercise notice consisting of a fully endorsed option; or (iii) by any combination of cash and/or clauses (i) or (ii) above, as the Optionee shall elect.  In the case of payment pursuant to clauses (i) or (ii) above, the Optionee’s election must be made on or prior to the date of exercise of the option and must be irrevocable.  In lieu of a separate election

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governing each exercise of an option, an Optionee may file a blanket election that shall govern all future exercises of options until revoked by the Optionee.

                                (iii)          Term of Option.  An option shall be exercisable as provided under the Plan or by the Committee.

                                (iv)          Disability, Death or Retirement of Optionee.  If an Optionee’s Termination of Service occurs due to Retirement, Disability or death prior to exercise in full of any options, he or she, or his or her beneficiary, executor, administrator or personal representative, shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was vested and exercisable at the date of such termination as provided in the stock option agreement, or as may otherwise be provided by the Committee.

                                (v)           Transferability.  No option may be transferred, assigned or encumbered by an Optionee, except:  (A) by will or the laws of descent and distribution; (B) by gifting for the benefit of descendants for estate planning purposes; or (C) pursuant to a certified domestic relations order.

                                (vi)          Repricing is Subject to Stockholder Approval.  Except for adjustments pursuant to Section 14 (relating to the adjustment of shares), and reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding option may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price.

                (d)           Additional Terms Applicable to Incentive Options.  Each Incentive Stock Option shall be subject to the following terms and conditions:

                                (i)            Option Price.  The option price per Share shall be 100% of the fair market value of a Share on the date the option is granted.  Notwithstanding the preceding sentence, the option price per Share granted to an individual who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”) shall not be less than 110% of the fair market value of a Share on the date the option is granted.

                                (ii)           Term of Option.  No option may be exercised more than ten (10) years after the date of grant.  No option granted to a 10% Stockholder may be exercised more than five (5) years after the date of grant.  Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the Optionee terminates employment with the Company, except in the event of death or Disability, in which case the option may be exercised as provided in subparagraph (c)(iv) of this Section.  In the case of Retirement, the option may be exercised as provided in subparagraph (c)(iv) of this of this Section, but if exercised beyond the three (3) month period following Retirement, the option will not be an Incentive Stock Option and will be treated for all purposes as a Nonqualified Option.

                                (iii)          Annual Exercise Limit.  The aggregate fair market value of Shares which first become exercisable during any calendar year shall not exceed $100,000.  For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted.

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                                (iv)          Transferability.  No option may be transferred, assigned or encumbered by an Optionee, except by will or the laws of descent and distribution, and during the Optionee’s lifetime an option may only be exercised by him or her.

                                (v)           Notice of Disqualifying Dispositions.  If an Optionee sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (1) the date two (2) years after the date of grant, and (2) the date one year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Optionee must immediately notify the Company in writing of such disposition.  The Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the Disqualifying Disposition.

Section 6.              Stock Appreciation Rights.

                (a)           Grants.  An Award of Stock Appreciation Rights under the Plan (“SARs”) may be granted separately or in tandem with or by reference to an Option granted prior to or simultaneously with the grant of Stock Appreciation Rights, to such eligible officers and employees as may be selected by the Committee, and shall be evidenced by a written agreement in such form and consistent with the Plan as the Committee shall approve from time to time.

                (b)           Terms of Grant.  SARs may be granted in tandem with or with reference to a related option, in which event the grantee may elect to exercise either the option or the SAR, but not both, as to the same Share subject to the option and the SAR, or the SAR may be granted independently of a related option.  SARs shall not be transferable, except:  (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order.

                (c)           Payment on Exercise.  Upon exercise of a SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related option, as the case may be.  Such excess shall be paid in cash, in Shares of equivalent value, or in some combination thereof.

Section 7.              Other Stock Based Awards.

Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

Section 8.              Performance-Based Compensation.

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(a)           In General.  Any Award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m) as may be determined by the Committee.

                (b)           Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.

                (c)           Partial Achievement.  The terms of any Award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement.

                (d)           Extraordinary Items.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management Discussion and Analysis section of the Company’s annual report:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

Section 9.              Deferral of Payment.

                (a)           In General.  Subject to subsection (b), to the extent permitted by the Committee or the terms of any Award under the Plan, a Participant may defer receipt of the cash or Shares otherwise payable under the Award and be credited with interest or dividend equivalents with respect thereto; provided, however, that any Award otherwise payable in Shares shall continue to be payable only in Shares.

                (b)           Code Section 409A.  Any stock option, SAR, or Other Stock Based Award and any deferrals of such Awards under this Section 9, which constitutes “deferred compensation” under Code Section 409A (“409A Award”), and any rules and regulations promulgated

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thereunder, shall be subject to the following:

                                (i)            All 409A Award documents and agreements, or rules and regulations created by the Committee pertaining to 409A Awards, shall provide for the required procedures under Code Section 409A, including the timing of deferral elections and the timing and method of payment distributions.

                                (ii)           With respect to all 409A Awards, the Committee and its delegates shall operate the Plan at all times in conformity with the known rules, regulations and guidance promulgated under Code Section 409A, and the Committee shall reserve the right (including the right to delegate such right) to unilaterally amend any 409A Award granted under the Plan, without the consent of the Participant, to maintain compliance with Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee.

Section 10.            Amendment or Termination of the Plan.

The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of Company stockholders or Service Providers, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholders approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval.  Notwithstanding the foregoing, no such action may materially and adversely affect the rights of such Service Providers under any previously granted and outstanding Award, without the consent of an affected Service Provider.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Service Provider, no such Committee action may materially adversely affect the rights of such Service Providers under such Award.

Section 11.            Term of Plan.

The Plan shall be effective upon the date of its adoption by the Board; provided that Incentive Stock Options may be granted only if the Plan is approved by the stockholders within twelve (12) months before or after the date of adoption by the Board.  Unless sooner terminated under the provisions of Section 10 above, Awards shall not be granted under the Plan after the expiration of ten (10) years from the most recent approval of the Plan by the Company’s stockholders.  However, Awards may be exercisable after the end of the term of the Plan.

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Section 12.            Rights as Stockholder.

Upon delivery of any Share to an officer or employee, such person shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

Section 13.            Change of Control.

Subject to the provisions of Section 14 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in the terms of any Award Agreement:

(a)           Upon a Change of Control, all Options and SARs held by Service Providers who have not incurred a Termination of Service prior to the Change of Control shall become fully exercisable immediately prior to the Change of Control (subject to the expiration provisions otherwise applicable to the option or SAR).

(b)           Upon a Change of Control all other Stock Based Awards described in Section 7 held by Service Providers who have not incurred a Termination of Service prior to the Change of Control shall be fully earned and vested.

(c)           Notwithstanding the forgoing, if the vesting of an outstanding Award is conditioned upon the achievement of performance measures, then the Award shall be subject to the following:

                                (i)            If, at the time of the Change of Control, the established performance measures are less than fifty percent (50%) attained (as determined in the sole discretion of the Committee, based upon a pro rata determination through the date of the Change of Control), then such Award shall become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being fifty percent (50%).

                                (ii)           If at the time of the Change of Control, the established performance measures are at least fifty percent (50%) attained (as determined in the sole discretion of the Committee, based upon a pro rata determination through the date of the Change of Control), then such Award shall become fully vested and exercisable.

For purposes of the Plan, unless otherwise provided in an Award Agreement, the term “Change of Control” shall be deemed to have occurred on the earliest of the following dates:

(a)           the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of the combined voting power of the then outstanding voting securities of the Company; or

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(b)           the individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election or nomination for election by the stockholders of any new director was approved by a vote of a majority of the Board, in which case such new director shall for purposes of this Plan be considered as a member of the Board; or

(c)           the consummation by the Company of:  (i) a merger or consolidation if the Company’s stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the then outstanding securities of the Company are acquired by:  (x) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (y) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

Section 14.            Changes in Capital and Corporate Structure.

The aggregate number of Shares and interests awarded and which may be awarded under the Plan (including the specified share limitations set forth in Section 4) and the exercise price thereof shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction.  The adjustment shall be made in an equitable manner which will cause the Awards and the economic benefits thereof to remain unchanged as a result of the applicable transaction.  The adjustment may include (a) adjustment of the number and kind of shares which have been and may be delivered under the Plan, (b) replacement of Awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (c) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be no less than the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the exercise price.

Section 15.            Assumption of Awards by the Company.

The Company, from time to time, may substitute or assume outstanding Awards granted by it or another company, whether in connection with an acquisition of another company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s

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award, or (b) assuming such Award as if it had been granted under the Plan if the terms of such assumed Award could be applied to an Award granted under the Plan.  Such substitution or assumption shall be permissible if the holder of the substituted or assumed Award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant.  In the event the Company assumes an Award granted by another company, the terms and conditions of such Award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

Section 16.            Service.

An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains an officer or employee of the Company or such Related Corporation.  Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.

Section 17.            Withholding of Tax.

                (a)           Generally.  To the extent the award, issuance, vesting or exercise of an Award results in the receipt of compensation by an officer or employee, the Company may require the officer or employee to pay to the Company or the grantee may authorize the Company to withhold a portion of any cash compensation then or thereafter payable to such person, an amount, sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate for the Shares.  If an Award is to be paid in cash, the payment will be net of an amount sufficient to satisfy such tax withholding obligations.

                (b)           Stock Withholding.  To the extent a grantee incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the grantee is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the grantee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.

Section 18.            Delivery and Registration of Stock.

The Company’s obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment

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intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation.  It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation.  The Company shall not be required to deliver any Shares under the Plan prior to:  (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.  The Plan is intended to comply with Rule 16b-3, if applicable.  Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

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APPENDIX B

TRINITY CAPITAL CORPORATION

2005 DEFERRED INCOME PLAN

TRINITY CAPITAL CORPORATION

2005 DEFERRED INCOME PLAN

Section 1.              Purpose

The purpose of the TRINITY CAPITAL CORPORATION 2005 DEFERRED INCOME PLAN (“Plan”) is to enable selected employees and officers of TRINITY CAPITAL CORPORATION (“Company”), and any related company, to elect to defer all or a portion of the compensation payable by the Company, or the related company, on account of service as an employee or officer.  The Plan is intended as a means of maximizing the effectiveness and flexibility of the compensation arrangements to a select group of management or highly compensated employees of the Company and related companies, and as an aid in attracting and retaining individuals of outstanding abilities and specialized skills for service.

Section 2.              Effective Date

The Plan is effective as of April 7, 2005.

Section 3.              Plan Administration

The Plan shall be administered by a committee (“Committee”), as may be designated by the Board of Directors of the Company (“Board”) from time to time.  The Committee shall have sole authority to select the individuals, from among those eligible, who may participate under the Plan and to establish all other participation requirements.  The Committee is authorized, subject to Board approval, to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.  All decisions made by the Committee in administering the Plan shall be subject to Board review.

Section 4.              Eligibility

Any officer or employee of the Company or any related company may be designated by the Board to participate in the Plan; provided, however, that officers or employees eligible for designation shall be limited to a select group of management or highly compensated employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  Any such officer or employee shall be a “Participant” as of the date designated by the Board, and his or her status as a Participant shall continue until the date on which all payments due under the terms of the Plan have been made.

Section 5.              Shares Subject to the Plan

The aggregate number of shares of common stock of the Company (“Shares”) which may be distributed to officers and employees under the Plan shall be Five Hundred Thousand (500,000) Shares.  Any Shares that remain unissued at the termination of the Plan shall cease to

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be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.  The aggregate number of Shares which may be sold under the Plan shall be automatically adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, unless the Board determines in its sole discretion that, based on the facts and circumstances, a formulaic adjustment is not appropriate, and that a differing adjustment, or no adjustment, is more equitable.

Section 6.              Election to Defer Income

(a)           In General.  Each Participant shall be entitled to make an irrevocable election (“Election”) to defer receipt of all or a portion of the compensation otherwise payable to him or her in cash (“Income”).  Income with respect to which an Election has been made (and shall not have been revoked) shall be referred to hereinafter as “Deferred Income.”

(b)           Timing of Elections.  An Election to defer Income under the Plan must be properly filed with the Company not later than the following:

(i)                                     the last business day of the tax year preceding the year in which the Income is earned, or such earlier time as established by the Committee;

(ii)                                  thirty (30) days after first becoming eligible to participate in the Plan; provided such Income relates to services performed after the date of the Election; or

(iii)                               six (6) months prior to the end of an applicable performance period; provided such Election is with respect to incentive compensation which qualifies as “bonus compensation” as defined under Section 409A of the Internal Revenue Code of 1986, as amended (“Code”).

All such Elections shall continue in effect until the Participant delivers to the Board a written revocation or modification of such Election pursuant to paragraph (d) below.

(c)           Manner of Election.  Elections to defer receipt of Income shall be made in writing in accordance with such rules and procedures as the Committee may prescribe; provided, however, that each such Election to defer shall include:

(i)                                     the amount to be deferred, expressed either as a fixed dollar amount or a percentage of Income;

(ii)                                  the date on which the Deferred Income shall be paid; and

(iii)                               the number of annual installments for the payment of Deferred Income (maximum ten (10)).

(d)           Changes to Elections.    Modifications to existing Elections which change the timing or method of payment shall be subject to the following:

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(i)                                     A revised Election must be made not later than twelve (12) months prior to the scheduled payment date reflected in the most recent Election; and

(ii)                                  To the extent required under Code Section 409A, the revised payment date must be not sooner than the five (5) year anniversary of the previously scheduled payment date.

Section 7.              Record and Crediting of Deferred Amounts

(a)           Deferred Income.  The Company shall credit the amount of any Deferred Income to a memorandum account for the benefit of the Participant (“Deferred Income Account”) no later than the last day of the calendar quarter in which such Income would otherwise have been paid to the Participant.

(b)           Investment Direction.  The Committee will allow a Participant to direct the investment of his or her Deferred Income Account in accordance with such rules and procedures as the Committee may prescribe, in its sole discretion, which may include a single investment selection, including shares of the Company’s common stock.  The Company will be relieved of all investment responsibility and liability for such investment direction.  A direction to purchase Shares may not be made within six (6) months of a direction to sell Shares, and a direction to sell Shares may not be made within six (6) months of a direction to purchase Shares, under the Plan or any other plan or program maintained by the Company.

(c)           Value and Statement of Account.  The Committee shall provide each Participant with a statement of the value of his or her Deferred Income Account, including the amount of Deferred Income and income thereon, determined as of each December 31 (the “Valuation Date”).

Section 8.              Payment of Deferred Account

(a)           In General.  No withdrawals or payment shall be made from the Participant’s Deferred Income Account except as provided in this Section 8.

(b)           Payment Event.  The value of a Participant’s Deferred Income Account shall be payable in either a single payment or up to ten (10) annual installments commencing on the March 15, or the next business day following March 15, following the occurrence of a “payment event,” as shall be reflected in the most recently applicable Election.  A “Payment Event” shall be the date specified in the Participant’s Election, which may be any one of the following:

(i)                                     the date of the Participant’s separation from service with the Company or related company (six (6) months from such date if the Participant is a “Key Employee” as defined under Code Section 409A);

(ii)                                  the date the Participant attains an age specified in the Election; or

(iii)                               the first or later to occur of either of such dates, as may be specified in the Election.

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(c)           Manner of Payment.

(i)                                     If a Participant elects a single installment, the value of Participant’s entire Deferred Income Account as of the Valuation Date preceding payment shall be paid to him or her in one lump sum.

(ii)                                  If a Participant elects two (2) or more installment payments, the amount of an installment payment shall be a fraction of the value of the Participant’s Deferred Income Account on the Valuation Date preceding such installment payment date, the numerator of which is one (1) and the denominator which is the total number of installments elected minus the number of installments previously paid.

(d)           Hardship Distributions.  The Committee, in its sole discretion, and whether or not a Payment Event shall have occurred, may accelerate payment of amounts credited to a Participant’s Deferred Income Account if requested to do so and if the requirements of this paragraph (d) are met.  Such acceleration may occur only in the event of an unforeseeable financial emergency and the amount of any distribution is limited to the amount deemed reasonably necessary to satisfy such unforeseeable financial emergency.  For purposes of this paragraph (d), an “Unforeseeable Financial Emergency” is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant’s property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

(e)           Death of Participant.  In the event that a Participant shall die at any time prior to complete distribution of all amounts payable to him or her under the provisions of the Plan, the unpaid balance of the Participant’s Deferred Income Account shall be paid to the Participant’s beneficiary or beneficiaries in a lump sum, unless another form is provided in the Participant’s most recent Election.

Section 9.              Designation of Beneficiary

Participants shall designate in writing, in accordance with such rules and procedures as the Committee may prescribe, the beneficiary or beneficiaries who are to receive the Participant’s Deferred Income Account in the event of the Participant’s death.

Section 10.            Unsecured Obligations

The obligation of the Company to make payments under the Plan shall be a general obligation of the Company, and such payments shall be made from general assets and property of the Company.  The Participant’s relationship to the Company under the Plan shall be only that of a general unsecured creditor and neither this Plan nor any agreement entered into hereunder or action taken pursuant hereto shall create or be construed to create a trust or fiduciary relationship

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of any kind.  The Company may establish an irrevocable grantor trust for purposes of holding and investing the Deferred Income Account balances but such establishment shall not create any rights in or against any amount so held, except that the trustee of such trust may vote any Shares thereunder in accordance with the direction of the Participants.

Section 11.            Amendment and Termination

(a)           The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant in such Participant’s Deferred Income Account under the Plan, without such Participant’s consent.

(b)           Notwithstanding the foregoing, the Board shall retain the right to amend the Plan or any portion thereof at any time, or from time to time, without the consent of the Participants, to the extent deemed necessary by the Board, in its sole discretion, in order for the Plan and Deferred Income to be compliant with the requirements of Code Section 409A.

Section 12.            Effect of Transfer

(a)           In the event of a Change in Control of the Company, the entire unpaid balance of each Deferred Income Account shall be paid in a single lump sum to the Participant as of the effective date thereof.

(b)           For purposes of this Plan, the term Change in Control shall be as defined in Code Section 409A and Internal Revenue Service Notice 2005-1 and any subsequent guidance provided with respect to Code Section 409A.

Section 13.            Non-Assignability

No right to receive payments under the provisions of this Plan shall be transferable or assignable by a Participant, except by will or the laws of descent and distribution or by gifting for the benefit of descendants in estate planning situations, and during his or her lifetime payment may only be received by the Participant or his or her legal representative or guardian.

Section 14.            Delivery and Registration of Stock

The Company’s obligation to deliver Shares shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 (“Act”) or any other federal, state or local securities legislation or regulation.  It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation.  The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

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This Plan is intended to comply with Rule 16b-3 under the Act.  Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

Section 15.            Binding Provisions

All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder and their heirs and personal representatives.

Section 16.            Claims Procedure

If any benefits become payable under this Plan, the Participant (or designated beneficiary in the case of the Participant’s death) shall file a claim for benefits by notifying the Committee in writing.  If the claim is wholly or partially denied, the Committee shall provide a written notice of the denial.  This written notice must be provided within a reasonable period of time (generally 90 days) after the receipt of the claim by the Committee.  The written notice must contain the following information:

(a)                                  the specific reason or reasons for the denial;

(b)                                 specific reference to those Plan provisions on which the denial is based;

(c)                                  a description of any additional information or material necessary to correct the claim and an explanation of why such material or information is necessary; and

(d)                                 appropriate information as to the steps to be taken if the Particiapnt or beneficiary wants to submit the claim for review.

If notice of the denial of a claim is not furnished within a reasonable period of time, the claim will be deemed denied.

Upon the denial of a claim for benefits, the Participant (or designated beneficiary in the case of the Participant’s death) may file a claim for review, in writing, with the Committee within sixty (60) days after receipt of a written notice of a denial of a claim.  In requesting a review, the Participant or beneficiary may review Plan documents and submit any written issues and comments he or she feels are appropriate.  The Committee shall then give a full and fair review to the claim.  If the claim is denied, the Committee shall provide the Participant or beneficiary with written notice of this denial within sixty (60) days after the Committee’s receipt of the request for review.  This decision shall state the specific reasons for the decision and shall include references to specific Plan provisions on which the decision is based.

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PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TRINITY CAPITAL CORPORATION TO BE HELD ON MAY 26, 2005

                The undersigned hereby appoints Cathe McClard and Tim Doyle, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of shareholders, to be held at the Hilltop House Hotel located at 400 Trinity Drive, Los Alamos, New Mexico, on the 26th day of May 2005 at 6:30 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the Notice of Annual Meeting  and Proxy Statement, receipt of which is hereby acknowledged, as follows:

ITEM I.	ELECTION OF DIRECTORS:

FOR all nominees	FOR only nominees as marked below	WITHHOLD AUTHORITY to vote for all nominees listed below

☐	Jerry Kindsfather ☐ Steve W. Wells ☐ Robert P. Worcester ☐	☐

ITEM II.	APPROVAL OF THE TRINITY CAPITAL CORPORATION 2005 STOCK INCENTIVE PLAN:

For ☐	Against ☐	Abstain ☐

ITEM III.	APPROVAL OF THE TRINITY CAPITAL CORPORATION 2005 DEFERRED INCOME PLAN:

For ☐	Against ☐	Abstain ☐

ITEM IV.	RATIFICATION OF THE APPOINTMENT OF NEFF & RICCI LLP as Trinity’s independent public accountants for the year ending December 31, 2005:

For ☐	Against ☐	Abstain ☐

OTHER ITEMS: In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

PLEASE SEE REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER ITEM I, AND “FOR” ITEMS II, III, AND IV.

Dated:	, 2005

Signature(s)

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE.  ALL JOINT OWNERS OF SHARES SHOULD SIGN.  STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.  PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.